UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

2515 McKinney Avenue

Suite 1100

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

2515 McKinney Avenue

Suite 1100

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Healthcare Opportunities Fund

NexPoint Merger Arbitrage Fund

(formerly, Highland Merger Arbitrage Fund)

Highland Opportunistic Credit Fund

Semi-Annual Report

December 31, 2020

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Funds I

Highland Healthcare Opportunities Fund

NexPoint Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

Highland Healthcare Opportunities Fund

Objective

Highland Healthcare Opportunities Fund seeks long-term capital appreciation.

Net Assets as of December 31, 2020

$27.2 million

Portfolio Data as of December 31, 2020

The information below provides a snapshot of Highland Healthcare Opportunities Fund at the end of the reporting period. Highland Healthcare Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 12/31/2020(1)

Healthcare:
Healthcare Equipment & Services	45.4%
Pharmaceuticals, Biotechnology & Life Sciences	44.7%
Biotechnology	5.0%
Pharmaceuticals	0.6%
Healthcare Technology	0.0%
Other Investments and Assets & Liabilities(2)	4.3%

Top 5 Holdings as of 12/31/2020 (%)(1)(3) Long Securities
Bio-Rad Laboratories, Inc.	9.6
Humana, Inc.	6.6
Natera	5.6
Anthem, Inc.	5.3
Merck & Co., Inc.	4.2

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

Semi-Annual Report	1

FUND PROFILE (unaudited)

NexPoint Merger Arbitrage Fund

Objective

NexPoint Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of December 31, 2020

$63.4 million

Portfolio Data as of December 31, 2020

The information below provides a snapshot of NexPoint Merger Arbitrage Fund at the end of the reporting period. NexPoint Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 12/31/2020 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	12.2	(0.1)	12.1
Consumer Staples	—	(2.0)	(2.0)
Energy	20.4	(14.8)	5.6
Financials	24.3	(5.6)	18.7
Healthcare	6.3	(2.5)	3.8
Industrials	9.5	—	9.5
Information Technology	14.3	(3.1)	11.2
Materials	—	—	—
Real Estate	3.2	—	3.2
Other Investments and Assets & Liabilities(2)	37.9	(0.0)	37.9

Top 5 Holdings as of 12/31/2020 (%)(1)(3) Long Securities
National General Holdings	11.7
Tiffany	11.5
Concho Resources, Inc.	11.4
RealPage	6.3
Parsley Energy	5.9

Short Securities
ConocoPhillips	(11.4)
Devon Energy	(3.1)
Morgan Stanley	(2.8)
Bridgebio Pharma	(2.5)
Alimentation Couche-Tard	(2.0)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

2	Semi-Annual Report

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund seeks to achieve high total returns while attempting to minimize losses.

Net Assets as of December 31, 2020

$6.9 million

Portfolio Data as of December 31, 2020

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk. Highland Opportunistic Credit Fund is currently in liquidation and the data reflected below represents the remaining assets held as of December 31, 2020.

Quality Breakdown as of 12/31/2020 (%)(1)
NR	100.0

Top 5 Sectors as of 12/31/2020 (%)(2)

Communication Services	24.4
Energy	—
Utilities	—
Healthcare	—

Top 10 Holdings as of 12/31/2020 (%)(2)(3)

TerreStar Corporation (Common Stock)	24.4
iHeartCommunications, Inc. 6.38%, 5/1/2026 (Corporate Bonds & Notes)	—
Sable Permian Resources Land 7.38%, 11/1/2021 (Corporate Bonds & Notes)	—
Bruce Mansfield Pass-Through Trust 6.85%, 6/1/2034 (Corporate Bonds & Notes)	—
Celtic Pharma Phinco BV 17.00%, 6/15/2012 (Foreign Corporate Bonds & Notes)	—
Ocean Rig UDW, Inc. 7.25%, 4/1/2019 (Corporate Bonds & Notes)	—

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in cash equivalent investments.

Semi-Annual Report	3

FINANCIAL STATEMENTS

December 31, 2020

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statements of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statements of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2020	Highland Healthcare Opportunities Fund

Shares		Value ($)

Common Stocks - 96.3%

HEALTHCARE - 96.3%

Biotechnology - 23.7%
10,000	AbbVie, Inc.	1,071,500
48,800	Amicus Therapeutics, Inc. (a)	1,126,792
5,000	Ascendis Pharma ADR (a)	833,900
5,000	BioMarin Pharmaceutical (a)	438,450
12,000	Heron Therapeutics, Inc. (a)(b)	253,980
12,000	Insmed (a)	399,480
63,114	Minerva Neurosciences, Inc. (a)	147,687
85,000	Mustang Bio (a)	321,725
15,400	Natera (a)	1,532,608
20,000	Organogenesis Holdings, Class A (a)	150,600
5,300	uniQure (a)	191,489

		6,468,211

Healthcare Equipment & Supplies - 22.3%
20,000	Axonics Modulation Technologies (a)(b)	998,400
2,000	Becton Dickinson	500,440
23,000	Boston Scientific Corp. (a)	826,850
10,050	Edwards Lifesciences Corp. (a)	916,861
12,000	Establishment Labs Holdings (a)(b)	451,680
20,000	SI-BONE (a)	598,000
10,000	Silk Road Medical (a)	629,800
5,500	Tandem Diabetes Care (a)	526,240
4,000	Zimmer Holdings, Inc.	616,360

		6,064,631

Healthcare Providers & Services - 22.0%
12,000	Acadia Healthcare, Inc. (a)	603,120
4,500	Anthem, Inc.	1,444,905
14,000	Centene (a)	840,420
4,400	Humana, Inc.	1,805,188
3,000	Laboratory Corp of America Holdings (a)	610,650
4,000	McKesson, Inc.	695,680

		5,999,963

Healthcare Technology - 1.5%
2,000	Teladoc Health, Inc. (a)	399,920

Life Sciences Tools & Services - 18.2%
25,000	Avantor (a)	703,750
4,500	Bio-Rad Laboratories, Inc., Class A (a)	2,623,230
1,500	Illumina (a)	555,000
3,103	Maravai LifeSciences Holdings, Class A (a)	87,039
2,100	Thermo Fisher Scientific	978,138

		4,947,157

Pharmaceuticals - 8.6%
25,000	Agile Therapeutics (a)	71,750
40,000	Amryt Pharma ADR	566,400
10,000	Evolus (a)	33,600
3,393	EyePoint Pharmaceuticals (a)(b)	22,328
14,000	Merck & Co., Inc.	1,145,200
10,000	Nektar Therapeutics, Class A (a)	170,000
20,000	Paratek Pharmaceuticals, Inc. (a)	125,200
54,749	SteadyMed, Ltd. (a)(c)(d)	40,405
40,205	VYNE Therapeutics (a)	63,524

Shares		Value ($)

Pharmaceuticals (continued)
5,000	Zogenix, Inc. (a)	99,950

		2,338,357

		26,218,239

	Total Common Stocks (Cost $19,744,515)	26,218,239

Preferred Stock - 0.0%

HEALTHCARE - 0.0%

Healthcare Technology - 0.0%
608,695	AMINO, Inc., Series C (a)(c)(d)(e)(f)	—

	Total Preferred Stock (Cost $3,499,996)	—

Number of Warrants

Warrants - 0.0%

HEALTHCARE - 0.0%

Biotechnology - 0.0%
4,752	Gemphire Therapeutics, Inc., Expires 03/15/2022 (a)(c)(d)	67

Pharmaceuticals - 0.0%
25,500	Scynexis, Inc., Expires 06/21/2021 (a)(c)(d)	—

	Total Warrants (Cost $–)	67

Principal Amount ($)
Repurchase Agreement (g)(h) - 0.7%
176,008	Citigroup Global Markets 0.070%, dated 12/31/2020 to be repurchased on 01/04/2021, repurchase price $176,008 (collateralized by U.S. Government obligations, ranging in par value $323 - $23,297, 0.000% - 4.000%, 09/15/2021 - 01/01/2051; with total market value $179,529)	176,008

	Total Repurchase Agreement (Cost $176,008)	176,008

Shares

Cash Equivalents - 4.3%

MONEY MARKET FUND (i) - 4.3%
1,165,248	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.030%	1,165,248

	Total Cash Equivalents (Cost $1,165,248)	1,165,248

Total Investments - 101.3%		27,559,562

(Cost $24,585,767)
Other Assets & Liabilities, Net - (1.3)% (j)		(341,371)

Net Assets - 100.0%		27,218,191

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2020	Highland Healthcare Opportunities Fund

(a)	Non-income producing security.
(b)

Securities (or a portion of securities) on loan. As of December 31, 2020, the fair value of securities loaned was $1,256,093. The loaned securities were secured with cash and securities collateral of $1,291,917. Collateral is calculated based on prior day’s prices.

(c)

Securities with a total aggregate value of $40,472, or 0.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $40,472, or 0.1% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2020. Please see Notes to Financial Statements.

(e)	There is currently no rate available.
(f)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
AM INO, Inc.	Preferred Stock	11/18/2016	$3,499,996	$0	0.0%

(g)	Tri-Party Repurchase Agreement.
(h)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2020 was $176,008.
(i)	Rate shown is 7 day effective yield.
(j)	As of December 31, 2020, $0 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2020	NexPoint Merger Arbitrage Fund

Shares		Value ($)

Common Stocks - 84.9%

CONSUMER DISCRETIONARY - 12.2%
1,394	Grubhub (a)	103,142
70,500	Red Lion Hotels (a)	243,930
55,283	Tiffany	7,266,950
22,787	ZAGG (a)	95,022

		7,709,044

ENERGY - 20.4%
123,808	Concho Resources, Inc.	7,224,197
262,268	Parsley Energy, Class A	3,724,206
244,674	WPX Energy (a)	1,994,093

		12,942,496

FINANCIALS - 19.0%
35,053	Bridge Bancorp	847,581
19,561	CIT Group, Inc.	702,240
36,462	Eaton Vance	2,476,864
1,600	GAINSCO (a)	164,960
25,500	Genworth Financial, Class A (a)	96,390
216,076	National General Holdings	7,385,478
11,645	Standard AVB Financial	379,510

		12,053,023

HEALTHCARE - 6.3%
28,630	American Renal Associates Holdings (a)	327,813
12,060	Eidos Therapeutics (a)	1,586,855
57,114	HMS Holdings (a)	2,098,940

		4,013,608

INDUSTRIALS - 9.5%
186,629	Foundation Building Materials (a)	3,585,143
107,818	People (a)	1,273,674
28,403	SEACOR Holdings (a)	1,177,304

		6,036,121

INFORMATION TECHNOLOGY - 14.3%
232,758	Endurance International Group Holdings (a)	2,199,563
45,450	RealPage (a)	3,965,058
68,100	Slack Technologies, Class A (a)	2,876,544

		9,041,165

REAL ESTATE - 3.2%
123,444	Front Yard Residential, REIT	1,999,793

	Total Common Stocks (Cost $52,951,422)	53,795,250

Special Purpose Acquisition Companies - 5.3%
25,000	7GC & Holdings (a)	263,750
10,000	Carney Technology Acquisition II (a)	102,600
3,000	CBRE Acquisition Holdings (a)	31,350
50,000	CF Acquisition IV (a)	514,500
31,900	Consonance-HFW Acquisition (a)	333,993
25,000	Corner Growth Acquisition (a)	261,250
49,469	Gores Holdings V, Class A (a)	514,478
5,000	Gores Holdings VI (a)	53,000
5,334	Healthcare Services Acquisition (a)	54,513
19,200	Highcape Capital Acquisition, Class A (a)(b)	194,304

Shares		Value ($)

Special Purpose Acquisition Companies (continued)
10,000	KINS Technology Group (a)	102,900
4,485	Nebula Caravel Acquisition (a)	48,438
38,206	PropTech Investment II (a)	410,715
5,000	Spartan Acquisition II (a)	54,000
22,800	TWC Tech Holdings II, Class A (a)(b)	240,084
16,398	Vector Acquisition, Class A (a)	165,784

		3,345,659

	Total Special Purpose Acquisition Companies (Cost $3,185,665)	3,345,659

Units

Rights - 0.0%

HEALTHCARE - 0.0%
2,250	Celgene Corp. (a)	—

	Total Rights (Cost $2,635)	—

Warrants - 0.0%

FINANCIALS - 0.0%
6,394	Highcape Capital Acquisition, Expires 10/03/2027 (a)	7,289

	Total Warrants (Cost $6,117)	7,289

Contracts

Purchased Put Options (a) - 0.0%
	Total Purchased Put Options (Cost $29,879)	7,020

Principal Amount ($)

Repurchase Agreement (c)(d) - 0.4%
232,312	RBC Dominion Securities 0.080%, dated 12/31/2020 to be repurchased on 01/04/2021, repurchase price $232,312 (collateralized by U.S. Government obligations, ranging in par value $0 - $57,697, 0.000% - 6.000%, 01/15/2021 - 12/20/2050; with total market value $236,958)	232,312

	Total Repurchase Agreement (Cost $232,312)	232,312

Cash Equivalent - 13.6%

MONEY MARKET FUND (e) - 13.6%
8,622,274	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.030%	8,622,274

	Total Cash Equivalent (Cost $8,622,274)	8,622,274

Total Investments - 104.2%		66,009,804

(Cost $65,030,304)

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2020	NexPoint Merger Arbitrage Fund

Shares		Value ($)

Securities Sold Short - (28.1)%

COMMON STOCKS - (28.1)%

Consumer Discretionary - (0.1)%
(1,900)	Sportsman’s Warehouse Holdings (f)	(33,345)

Consumer Staples - (2.0)%
(36,637)	Alimentation Couche-Tard, Class B	(1,247,498)

Energy - (14.8)%
(180,460)	ConocoPhillips	(7,216,596)
(126,388)	Devon Energy	(1,998,194)
(1,600)	Pioneer Natural Resources	(182,224)

		(9,397,014)

Financials - (5.6)%
(54,093)	Dime Community Bancshares	(853,047)
(1,213)	First Citizens BancShares, Class A	(696,589)
(25,752)	Morgan Stanley	(1,764,785)
(9,892)	Waddell & Reed Financial, Class A	(251,949)

		(3,566,370)

Healthcare - (2.5)%
(22,308)	Bridgebio Pharma (f)	(1,586,322)

Information Technology - (3.1)%
(18,514)	Cardtronics (f)	(653,544)
(2,890)	MTS Systems	(168,082)
(5,285)	salesforce.com, Inc. (f)	(1,176,071)

		(1,997,697)

Shares	Value ($)

Materials - 0.0%
(3) West Fraser Timber	(193)

Total Common Stocks (Proceeds $17,299,818)	(17,828,439)

Total Securities Sold Short - (28.1)% (Proceeds $17,299,818)	(17,828,439)

Other Assets & Liabilities, Net - 23.9% (g)	15,185,445

Net Assets - 100.0%	63,366,810

(a)	Non-income producing security.
(b)

Securities (or a portion of securities) on loan. As of December 31, 2020, the fair value of securities loaned was $225,850. The loaned securities were secured with cash and securities collateral of $232,312. Collateral is calculated based on prior day’s/ prices.

(c)	Tri-Party Repurchase Agreement.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2020 was $232,312.
(e)	Rate shown is 7 day effective yield.
(f)	No dividend payable on security sold short.
(g)	As of December 31, 2020, $14,038,573 in cash was segregated or on deposit with the brokers to cover investments sold short and written options, and is included in “Other Assets & Liabilities, Net”.

Purchased options contracts outstanding as of December 31, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Genworth Financial	$3.50	Societe General	January 2021	255	$109,140	$28,028	$5,100
RealPage	85.00	Societe General	July 2021	16	139,584	1,851	1,920

						$29,879	$7,020

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Genworth Financial	$5.50	Societe General	January 2022	(150)	$64,200	$(708)	$(1,500)
Foundation Building Materials	20.00	Societe General	March 2021	(2)	3,842	(27)	(30)

						$(735)	$(1,530)

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2020	NexPoint Merger Arbitrage Fund

The Fund had the following swaps contracts, which did not require pledged collateral, open at December 31, 2020:

Swap contracts outstanding as of December 31, 2020 were as follows:

Underlying Instrument	Fund Pays	Fund Receives	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount ($)	Fair Value ($)	Upfront Premiums Paid (Received) ($)	Mark to Market ($)	Unrealized Appreciation/ (Depreciation) ($)
Long Equity TRS
Alimentation Couche-Tard	1 Month CAD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 31, 2021	CAD	1,630,638	1,634,838	36,637	4,200	(32,437)
American Renal Associates Holdings	3 Month USD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 22, 2021	USD	811,848	882,416	70,886	70,569	(317)
Applegreen PLC	1 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	January 4, 2022	EUR	729	866	129	136	7
Cardinal Resources	3 Month AUD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 16, 2021	AUD	24,755	47,760	23,017	23,005	(12)
Eaton Vance Corp	1 Month USD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	November 2, 2021	USD	530,141	529,743	7,689	(398)	(8,087)
Foundation Building Materials	3 Month USD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 22, 2021	USD	333,217	350,368	17,339	17,150	(189)
Front Yard Residential	3 Month USD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 27, 2021	USD	58,174	61,917	3,600	3,743	143
Just Eat Takeaway	1 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	September 1, 2021	EUR	933	87,470	86,409	86,537	129
Pioneer Natural Resources	1 Month USD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 31, 2021	USD	31,236	3,366,304	3,454,858	3,335,068	(119,790)
RSA Insurance Group	1 Month GBP LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	November 17, 2021	GBP	1,358,154	1,570,092	201,669	211,938	10,269
Siltronic AG	3 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 22, 2021	EUR	252,089	253,445	1,964	1,356	(608)
Tiffany & Co	1 Month JPY LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	December 24, 2021	USD	65,575	66,217	500	641	141
William Hill PLC	1 Month JPY LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	January 4, 2022	GBP	1,084,264	1,488,366	402,000	404,103	2,103

Total Return Swaps										4,158,048	(148,648)

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2020	Highland Opportunistic Credit Fund

Shares		Value ($)

Common Stock - 24.4%

COMMUNICATION SERVICES - 24.4%
5,082	TerreStar Corporation (a)(b)(c)(d)	1,676,654

	Total Common Stocks (Cost $1,456,829)	1,676,654

Principal Amount ($)

Corporate Bonds & Notes - 0.0%

COMMUNICATION SERVICES - 0.0%
411	iHeartCommunications, Inc. 6.38%, 05/01/26	440

ENERGY - 0.0%
2,437,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(e)(f)	—
464	Sable Permian Resources Land 7.38%, 11/01/21 (e)(f)	5

		5

UTILITIES - 0.0%
3,265,675	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (e)	—

	Total Corporate Bonds & Notes (Cost $1,404,502)	445

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
317,982	Celtic Pharma Phinco BV, 17.00% (a)(b)(e)	—

	Total Foreign Corporate Bonds & Notes (Cost $212,562)	—

Shares

Cash Equivalent - 74.6%

MONEY MARKET FUND (g)(h) - 74.6%
5,131,598	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.030%	5,131,598

	Total Cash Equivalent (Cost $5,131,598)	5,131,598

Total Investments - 99.0%		6,808,697

(Cost $8,205,491)
Other Assets & Liabilities, Net - 1.0%		71,194

Net Assets - 100.0%		6,879,891

(a)

Securities with a total aggregate value of $1,676,654, or 24.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $1,676,654, or 24.4% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2020. Please see Notes to Financial Statements.
(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	Common Stock	12/12/2014	$1,456,829	$1,676,654	24.4%

(d)	Non-income producing security.
(e)	The issuer is, or is in danger of being, in default of its payment obligation.
(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2020, these securities amounted to $5 or 0.0% of net assets.

(g)	Rate shown is 7 day effective yield.
(h)	Financial Statements for this Money Market Fund can be found on BNY’s website https://im.bnymellon.com/.”

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
LTD	Limited
SPDR	Standard & Poor’s Depositary Receipt
TRS	Total Return Swap

Semi-Annual Report	11

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2020 (unaudited)	Highland Funds I

	Highland Healthcare Opportunities Fund ($)	NexPoint Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Investments, at value (Cost $23,244,511, $56,175,718, and $3,073,893, respectively)†	26,218,306	57,155,218	1,677,099
Cash equivalents (Note 2)	1,165,248	8,622,274	5,131,598
Cash	—	1,712,626	5
Restricted Cash — Written Options (Note 3)	13,634	11,074,862	—
Restricted Cash — Securities Sold Short (Note 2).	—	2,963,711	—
Foreign currency, at value	11,073	—	—
Repurchase Agreements, at value	176,008	232,312	—
Foreign tax reclaim receivable	4,978	89,409	—
Receivable for:
Investments sold	—	5,835,455	—
Dividends and interest	15,122	192,080	128,416
Fund shares sold	700	87,633	—
Prepaid printing expenses	—	40,628	—
Unrealized gain on foreign currency spot contracts	—	37,060	—
Trustee fees	—	575	—
Miscellaneous	15,424	—	—
Prepaid expenses and other assets	21,610	39,410	6,326

Total assets	27,642,103	88,083,253	6,943,444

Liabilities:
Securities sold short, at value (Proceeds $—, $17,299,818, and $—, respectively) (Note 2)	—	17,828,439	—
Swaps, at value	—	148,648	—
Written Options, at value	—	1,530	—
Due to Broker	80	76	—

Payable for:
Upon receipt of securities loaned (Note 4)	176,008	232,312	—
Fund shares redeemed	51,044	117,198	—
Investment advisory and administration fees (Note 6)	27,298	45,395	10,436
Distribution and shareholder servicing fees (Note 6)	9,477	7,587	156
Accounting services fees	19,805	66,027	9,525
Printing fees	18,946	—	—
Audit fees	16,575	15,021	18,984
Transfer agent fees	14,751	259	2,799
Legal fees	11,167	24,406	5,458
Investments purchased	—	6,157,039	—
Trustees fees	1,331	—	490
Income distribution payable	—	—	4,266
Tax Prep fees	—	17,578	—
Custodian Fees	—	36,127	—
Accrued expenses and other liabilities	77,430	18,801	11,439

Total liabilities	423,912	24,716,443	63,553

Net Assets	27,218,191	63,366,810	6,879,891

12	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of December 31, 2020 (unaudited)	Highland Funds I

	Highland Healthcare Opportunities Fund ($)	NexPoint Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Net Assets Consist of:
Paid-in capital	206,878,659	62,015,619	37,887,877
Total distributable earnings (accumulated loss)	(179,660,468)	1,351,191	(31,007,986)

Net Assets	27,218,191	63,366,810	6,879,891

Investments, at cost	23,244,511	56,175,718	3,073,893
Repurchase Agreements, at cost	176,008	232,312	—
Cash equivalents, at cost (Note 2)	1,165,248	8,622,274	5,131,598
Foreign currency, at cost	10,942	440,182	—
Proceeds from securities sold short	—	17,299,818	—
Written option premiums received	—	735	—
† Includes fair value of securities on loan	1,256,093	225,850	—

Class A:
Net assets	11,374,355	11,021,072	433,989
Shares outstanding ($0.001 par value; unlimited shares authorized)	619,430	560,172	183,338
Net asset value per share(a)	18.36	19.67	2.37
Maximum offering price per share(b)(c)	19.43	20.81	2.46

Class C:
Net assets	7,305,933	4,867,048	28,345
Shares outstanding ($0.001 par value; unlimited shares authorized)	429,769	251,952	12,115
Net asset value and offering price per share(a)	17.00	19.32	2.34

Class Z:
Net assets	8,537,903	47,478,690	6,417,557
Shares outstanding ($0.001 par value; unlimited shares authorized)	445,215	2,378,990	2,740,810
Net asset value, offering and redemption price per share	19.18	19.96	2.34

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)

The sales charge is 5.50% for the Healthcare Opportunities Fund and Merger Arbitrage Fund. The sales charge is 3.50% for the Opportunistic Credit Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	13

STATEMENTS OF OPERATIONS

For the Six-Months Ended December 31, 2020 (unaudited)	Highland Funds I

	Highland Healthcare Opportunities Fund ($)	NexPoint Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income:

Income:
Dividends from unaffiliated issuers	77,032	761,682	1,680
Less: Foreign taxes withheld	(1,956)	(5,252)	—
Securities lending income (Note 4)	1,882	3,857	—
Interest from unaffiliated issuers	9,904	15,909	(23,019)

Total income	86,862	776,196	(21,339)

Expenses:
Investment advisory (Note 6)	128,714	371,677	45,169
Administration fees (Note 6)	31,222	—	—
Distribution and shareholder servicing fees: (Note 6)
Class A	18,120	19,296	1,100
Class C	37,047	28,164	1,757
Accounting services fees (Note 6)	7,930	42,367	16,363
Transfer agent fees	23,908	23,326	2,002
Legal fees	17,836	39,449	12,778
Registration fees	30,453	26,349	16,863
Audit fees	19,713	37,675	—
Interest expense and commitment fees (Note 7)	—	26,494	—
Insurance	1,397	1,391	—
Trustees fees (Note 6)	3,845	6,083	862
Reports to shareholders	24,168	20,059	3,275
Custodian/wire agent fees	7,352	31,590	5,682
Pricing fees	4,882	3,907	340
Dividends and fees on securities sold short (Note 2)	—	21,157	—
Other	13,958	13,712	4,697

Total operating expenses before waiver and reimbursement (Note 6)	370,545	712,696	110,888
Less: Expenses waived or borne by the adviser and administrator	—	(152,994)	(67,382)

Net operating expenses	370,545	559,702	43,506

Net investment income (loss)	(283,683)	216,494	(64,845)

Net Realized and Unrealized Gain (loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	11,311	3,398,864	(1,854,775)
Securities sold short (Note 2)	—	(586,931)	—
Swap contracts (Note 3)	—	224,170	—
Written options contracts (Note 3)	—	33,151	—
Foreign currency transactions	(10,109)	(6,940)	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	4,679,337	670,971	1,849,267
Securities sold short (Note 2)	—	(784,325)	—
Swap contracts (Note 3)	—	(148,647)	—
Written options contracts (Note 3)	—	(796)	—
Foreign currency translation	466	43,076	—

Net realized and unrealized gain (loss) on investments	4,681,005	2,842,593	(5,508)

Total increase (decrease) in net assets resulting from operations	4,397,322	3,059,087	(70,353)

14	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Healthcare Opportunities Fund

	Six Months Ended December 31, 2020 (unaudited) ($)	Year Ended June 30, 2020 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(283,683)	(669,232)
Net realized gain on investments, written options, and foreign currency transactions	1,202	1,605,092
Net increase in unrealized appreciation on investments and foreign currency translation	4,679,803	717,456

Net increase from operations	4,397,322	1,653,316

Share transactions:
Proceeds from sale of shares
Class A	1,197,216	954,243
Class C	2,150	18,610
Class Z	673,377	1,519,719
Cost of shares redeemed
Class A	(985,578)	(4,179,065)
Class C	(1,609,009)	(4,168,648)
Class Z	(857,988)	(15,586,343)

Net decrease from shares transactions	(1,579,832)	(21,441,484)

Total increase (decrease) in net assets	2,817,490	(19,788,168)

Net Assets
Beginning of period/year	24,400,701	44,188,869

End of period/year	27,218,191	24,400,701

See accompanying Notes to Financial Statements.	15

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Healthcare Opportunities Fund

	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Class A:
Shares Sold	70,264	67,249
Shares Redeemed	(58,745)	(294,982)

Net increase (decrease) in fund shares	11,519	(227,733)

Class C:
Shares Sold	139	1,396
Shares Redeemed	(103,159)	(314,637)

Net decrease in fund shares	(103,020)	(313,241)

Class Z:
Shares Sold	38,901	100,627
Shares Redeemed	(49,454)	(1,094,706)

Net decrease in fund shares	(10,553)	(994,079)

16	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	NexPoint Merger Arbitrage Fund

	Six Months Ended December 31, 2020 (unaudited) ($)	Year Ended June 30, 2020 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	216,494	(397,450)
Net realized gain on investments, securities sold short, written options and foreign currency transactions	3,062,314	2,170,309
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, swap contracts, written options and foreign currency translation	(219,721)	438,621

Net increase from operations	3,059,087	2,211,480

Distributions:
Class A	(622,599)	(3,808)
Class C	(288,276)	(3,615)
Class Z	(2,654,369)	(92,578)

Total distributions	(3,565,244)	(100,001)

Increase (decrease) in net assets from operations	(506,157)	2,111,479

Share transactions:
Proceeds from sale of shares
Class A	2,198,735	513,999
Class C	252,803	220,174
Class Z	7,493,035	2,159,341
Value of distributions reinvested
Class A	547,112	3,804
Class C	271,136	2,863
Class Z	2,371,085	87,827
Cost of shares redeemed
Class A	(2,834,104)	(463,958)
Class C	(2,092,885)	(335,659)
Class Z	(9,747,246)	(11,728,358)
Merger (Note 1)
Class A	—	9,920,849
Class C	—	5,520,783
Class Z	—	28,072,702

Net increase (decrease) from shares transactions	(1,540,329)	33,974,367

Total increase (decrease) in net assets	(2,046,486)	36,085,846

Net Assets
Beginning of period/year	65,413,296	29,327,450

End of period/year	63,366,810	65,413,296

See accompanying Notes to Financial Statements.	17

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	NexPoint Merger Arbitrage Fund

	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Class A:
Shares Sold	109,113	26,724
Issued for distribution reinvested	27,942	198
Shares Redeemed	(141,021)	(24,376)
Shares contributed in merger (Note 1)	—	499,861

Net increase (decrease) in fund shares	(3,966)	502,407

Class C:
Shares Sold	12,686	11,668
Issued for distribution reinvested	14,099	150
Shares Redeemed	(105,309)	(17,791)
Shares contributed in merger (Note 1)	—	282,018

Net increase (decrease) in fund shares	(78,524)	276,045

Class Z:
Shares Sold	363,099	111,387
Issued for distribution reinvested	119,390	4,522
Shares Redeemed	(479,658)	(595,720)
Shares contributed in merger (Note 1)	—	1,397,897

Net increase in fund shares	2,831	918,086

18	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Opportunistic Credit Fund

	Six Months Ended December 31, 2020 (unaudited) ($)	Year Ended June 30, 2020 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(64,845)	904,245
Net realized loss on investments and foreign currency transactions	(1,854,775)	(10,451,392)
Net increase in unrealized appreciation on investments and foreign currency translation	1,849,267	5,377,864

Net decrease from operations	(70,353)	(4,169,283)

Distributions:
Class A	(929)	(61,489)
Class C	(3,505)	(51,717)
Class Z	(20,217)	(700,324)
Return of capital:
Class A	—	(341,910)
Class C	—	(381,475)
Class Z	—	(3,680,653)

Total distributions	(24,651)	(5,217,568)

Decrease in net assets from operations and distributions	(95,004)	(9,386,851)

Share transactions:
Proceeds from sale of shares
Class A	—	133,047
Class C	54,953	360
Class Z	—	392,195
Value of distributions reinvested
Class A	—	70,845
Class C	4	40,309
Class Z	—	718,117
Cost of shares redeemed
Class A	(432,914)	(2,487,176)
Class C	(955,544)	(1,236,773)
Class Z	(2,615,654)	(18,051,170)

Net decrease from shares transactions	(3,949,155)	(20,420,246)

Total decrease in net assets	(4,044,159)	(29,807,097)

Net Assets
Beginning of period/year	10,924,050	40,731,147

End of period/year	6,879,891	10,924,050

See accompanying Notes to Financial Statements.	19

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Class A:
Shares Sold	—	34,909
Issued for distribution reinvested	—	18,210
Shares Redeemed	(181,984)	(646,313)

Net decrease in fund shares	(181,984)	(593,194)

Class C:
Shares Sold	23,585	142
Issued for distribution reinvested	2	10,366
Shares Redeemed	(406,536)	(329,921)

Net decrease in fund shares	(382,949)	(319,413)

Class Z:
Shares Sold	—	148,865
Issued for distribution reinvested	—	185,760
Shares Redeemed	(1,113,879)	(4,931,123)

Net decrease in fund shares	(1,113,879)	(4,596,498)

20	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six-Months Ended December 31, 2020 (unaudited)	NexPoint Merger Arbitrage Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	3,059,087

Adjustments to Reconcile Net Investment Loss to Net Cash Flows Used in Operating Activities:
Purchases of investment securities	(254,106,622)
Proceeds from disposition of investment securities	235,319,064
Purchases of securities sold short	75,426,654
Proceeds from securities sold short	(69,102,664)
Net proceeds received from on written options contracts	33,885
Net realized (gain) loss on investments	(3,398,864)
Net realized (gain) loss on securities sold short, written options contracts, and foreign currency related transactions	560,720
Net change in unrealized (appreciation) depreciation on investments, securities sold short, written options contracts, swap contracts, and translation on assets and liabilities denominated in foreign currency	219,721
(Increase) decrease in receivable for investments sold	(3,913,896)
Unrealized gain on foreign spot contracts	(37,060)
(Increase) decrease in dividends and interest receivable	(160,990)
(Increase) decrease in foreign tax reclaim receivable	(5,790)
(Increase) decrease in prepaid expenses and other assets	(58,987)
Increase (decrease) in payable upon return of securities loaned	171,393
Increase (decrease) in payable for investments purchased	5,201,610
Increase (decrease) in payables to related parties	(31,687)
Increase (decrease) in payable for distribution and shareholder servicing fees	7,587
Increase (decrease) in payable to transfer agent fees	(21,096)
Increase (decrease) in accrued dividends on securities sold short	(31,871)
Increase (decrease) in accrued expenses and other liabilities	(53,201)

Net cash flow used in operating activities	(10,923,007)

Cash Flows Provided by Financing Activities:
Distributions paid in cash, net of receivable	(375,911)
Payments of shares redeemed	(14,602,033)
Proceeds from shares sold	9,917,343

Net cash flow provided by financing activities	(5,060,601)

Effect of exchange rate changes on cash	36,136

Net decrease in cash	(15,947,472)

Cash, Cash Equivalents and Foreign Currency:
Beginning of period	40,320,869

End of period	24,373,397

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	3,189,333

Cash paid during the year for interest expense and commitment fees	26,494

See accompanying Notes to Financial Statements.	21

STATEMENT OF CASH FLOWS

For the Six-Months Ended December 31, 2020 (unaudited)	Highland Opportunistic Credit Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(70,353)

Adjustments to Reconcile Net Investment Loss to Net Cash Flows Provided by Operating Activities:
Purchases of investment securities	(46,531)
Proceeds from disposition of investment securities	1,178,270
Net (amortization) accretion of discount	25
Net realized (gain) loss on investments	1,854,775
Net change in unrealized (appreciation) depreciation on investments	(1,849,267)
(Increase) decrease in receivable for investments sold	380
(Increase) decrease in dividends and interest receivable	42,486
(Increase) decrease in prepaid expenses and other assets	7,027
(Increase) decrease in receivable for related parties	21,407
Increase (decrease) in payables to related parties	16,237
Increase (decrease) in payable for distribution and shareholder servicing fees	(2,481)
Increase (decrease) in payable to transfer agent fees	(5,178)
Increase (decrease) in accrued expenses and other liabilities	(34,385)

Net cash flow provided by operating activities	1,112,412

Cash Flows Used in Financing Activities:
Distributions paid in cash, net of receivable	(22,855)
Payments of shares redeemed	(4,064,725)
Proceeds from shares sold	80,504

Net cash flow used in financing activities	(4,007,076)

Net decrease in cash	(2,894,664)

Cash and Cash Equivalents:
Beginning of period	8,026,267

End of period	5,131,603

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	1,796

22	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$15.46	$14.11	$12.96	$11.61	$11.50	$16.22

Income from Investment Operations:

Net investment loss(a)	(0.18)	(0.29)	(0.16)	(0.21)	(0.21)	(0.28)

Net realized and unrealized gain (loss)	3.08	1.64	1.31	1.62	0.32	(3.86)

Total from Investment Operations	2.90	1.35	1.15	1.41	0.11	(4.14)

Less Distributions Declared to shareholders:

From net investment income	—	—	—	(0.06)	—	—

From net realized gains	—	—	—	—	—	(0.58)

Total distributions declared to shareholders	—	—	—	(0.06)	—	(0.58)

Net Asset Value, End of period(b)	$18.36	$15.46	$14.11	$12.96	$11.61	$11.50

Total Return(b)(c)	18.76%	9.57%	8.71%	12.23%	0.96%	(26.03)%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$11,374	$9,401	$11,788	$16,573	$30,967	$83,952

Gross operating expenses(f)	2.79%	2.72%	2.24%	2.62%	2.72%	2.70%

Net investment income (loss)	(2.12)%	(2.03)%	(1.11)%	(1.79)%	(1.82)%	(2.01)%

Portfolio turnover rate	6%	51%	191%	489%	964%	901%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.79%	2.72%	2.24%	2.62%	2.72%	2.70%

Interest expense and commitment fees	—	—	0.04%	0.32%	0.01%	—

Dividends and fees on securities sold short	—	—	0.05%	0.19%	0.70%	0.85%

Distribution fees and amortized offering costs	—	—	—	—	—	—

See accompanying Notes to Financial Statements.	23

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$14.36	$13.19	$12.19	$10.94	$10.90	$15.48

Income from Investment Operations:

Net investment loss(a)	(0.22)	(0.35)	(0.23)	(0.27)	(0.27)	(0.34)

Net realized and unrealized gain (loss)	2.86	1.52	1.23	1.52	0.31	(3.66)

Total from Investment Operations	2.64	1.17	1.00	1.25	0.04	(4.00)

Less Distributions Declared to shareholders:

From net realized gains	—	—	—	—	—	(0.58)

Total distributions declared to shareholders	—	—	—	—	—	(0.58)

Net Asset Value, End of period(b)	$17.00	$14.36	$13.19	$12.19	$10.94	$10.90

Total Return(b)(c)	18.38%	8.87%	8.03%	11.43%	0.37%	(26.37)%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$7,306	$7,653	$11,157	$13,300	$22,805	$55,381

Gross operating expenses(f)	3.44%	3.37%	2.89%	3.28%	3.37%	3.38%

Net investment income (loss)	(2.77)%	(2.65)%	(1.74)%	(2.45)%	(2.47)%	(2.66)%

Portfolio turnover rate	6%	51%	191%	489%	964%	901%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.44%	3.37%	2.89%	3.28%	3.37%	3.38%

Interest expense and commitment fees	—	—	0.04%	0.32%	0.01%	—

Dividends and fees on securities sold short	—	—	0.05%	0.20%	0.70%	0.87%

24	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$16.12	$14.65	$13.41	$12.04	$11.87	$16.66

Income from Investment Operations:

Net investment loss(a)	(0.16)	(0.23)	(0.10)	(0.19)	(0.18)	(0.23)

Net realized and unrealized gain (loss)	3.22	1.70	1.34	1.69	0.35	(3.98)

Total from Investment Operations	3.06	1.47	1.24	1.50	0.17	(4.21)

Less Distributions Declared to shareholders:

From net investment income	—	—	—	(0.13)	—	—

From net realized gains	—	—	—	—	—	(0.58)

Total distributions declared to shareholders	—	—	—	(0.13)	—	(0.58)

Net Asset Value, End of period(b)	$19.18	$16.12	$14.65	$13.41	$12.04	$11.87

Total Return(b)(c)	18.98%	10.03%	9.09%	12.58%	1.43%	(25.75)%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$8,538	$7,348	$21,244	$26,677	$53,839	$158,854

Gross operating expenses(f)	2.44%	2.37%	1.89%	2.34%	2.38%	2.32%

Net investment income (loss)	(1.77)%	(1.54)%	(0.69)%	(1.52)%	(1.49)%	(1.62)%

Portfolio turnover rate	6%	51%	191%	489%	964%	901%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.44%	2.37%	1.89%	2.34%	2.38%	2.32%

Interest expense and commitment fees	—	—	0.04%	0.32%	0.01%	—

Dividends and fees on securities sold short	—	—	0.05%	0.26%	0.70%	0.82%

Distribution fees and amortized offering costs	—	—	—	—	—	—

See accompanying Notes to Financial Statements.	25

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,			For the Six Months Ended June 30, 2017		For the Period Ended December 31 2016*
		2020	2019	2018(a)

Net Asset Value, Beginning of Period	$19.86	$18.49	$20.75	$21.65	$20.53		$20.00

Income from Investment Operations:

Net investment income (loss)(b)	0.05	(0.29)	0.62	(0.20)	0.24		(0.22)

Net realized and unrealized gain	0.92	1.72	0.47	0.70	0.88		0.75

Total from Investment Operations	0.97	1.43	1.09	0.50	1.12		0.53

Less Distributions Declared to shareholders:

From net investment income	—	—	(1.63)	(1.07)	—		—

From net realized gains	(1.16)	(0.06)	(0.71)	(0.33)	—		—	(c)

From return of capital	—	—	(1.01)	—	—		—

Total distributions declared to shareholders	(1.16)	(0.06)	(3.35)	(1.40)	—		—	(c)

Net Asset Value, End of period(d)	$19.67	$19.86	$18.49	$20.75	$21.65		$20.53

Total Return(d)(e)(f)	4.92%	7.76%	5.72%	2.53%	5.46%		2.66%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Period (000’s)	$11,021	$11,201	$1,141	$1,019	$1,661		$121

Gross operating expenses(i)	2.49%	3.69%	5.31%	4.77%	6.40%		7.16%

Net investment income (loss)	0.52%	(1.50)%	3.20%	(0.98)%	2.30%		(3.00)%

Portfolio turnover rate	505%	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the NexPoint Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the periods less than a year have been annualized.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,			For the Six Months Ended June 30, 2017(g)	For the Period Ended December 31 2016*(g)
		2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.00%	2.76%	4.45%	3.97%	5.05%	4.62%

Interest expense and commitment fees	0.09%	0.18%	0.73%	0.65%	—	1.60%

Dividends and fees on securities sold short	0.07%	0.67%	2.01%	1.38%	3.19%	1.14%

Distribution fees and amortized offering costs	0.35%	0.41%	0.21%	0.54%	0.36%	0.38%

26	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,			For the Six Months Ended June 30, 2017		For the Period Ended December 31, 2016*
		2020	2019	2018(a)

Net Asset Value, Beginning of Period	$19.58	$18.36	$20.65	$21.52	$20.48		$20.00

Income from Investment Operations:

Net investment income (loss)(b)	(0.02)	(0.12)	0.56	(0.39)	0.05		(0.28)

Net realized and unrealized gain	0.92	1.40	0.39	0.77	0.99		0.76

Total from Investment Operations	0.90	1.28	0.95	0.38	1.04		0.48

Less Distributions Declared to shareholders:

From net investment income	—	—	(1.56)	(0.92)	—		—

From net realized gains	(1.16)	(0.06)	(0.71)	(0.33)	—		—	(c)

From return of capital	—	—	(0.97)	—	—		—

Total distributions declared to shareholders	(1.16)	(0.06)	(3.24)	(1.25)	—		—	(c)

Net Asset Value, End of period(d)	$19.32	$19.58	$18.36	$20.65	$21.52		$20.48

Total Return(d)(e)(f)	4.58%	7.00%	5.00%	1.95%	5.08%		2.41%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Period (000’s)	$4,867	$6,472	$999	$1,321	$1,094		$96

Gross operating expenses(i)	3.14%	4.34%	5.90%	5.51%	7.28%		8.15%

Net investment income (loss)	(0.23)%	(0.63)%	2.88%	(1.88)%	0.47%		(3.93)%

Portfolio turnover rate	505%	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the NexPoint Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not Annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,			For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016*(g)
		2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.65%	3.41%	5.13%	4.72%	5.95%	5.62%

Interest expense and commitment fees	0.09%	0.18%	0.73%	0.65%	—	1.39%

Dividends and fees on securities sold short	0.07%	0.67%	2.01%	1.53%	3.47%	1.69%

Distribution fees and amortized offering costs	1.00%	1.06%	0.89%	1.04%	0.98%	1.04%

See accompanying Notes to Financial Statements.	27

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,			For the Six Months Ended June 30, 2017		For the Period Ended December 31, 2016*
		2020	2019	2018(a)

Net Asset Value, Beginning of Period	$20.09	$18.65	$20.95	$21.76	$20.60		$20.05

Income from Investment Operations:

Net investment income (loss)(b)	0.09	(0.26)	0.86	(0.18)	0.19		(0.12)

Net realized and unrealized gain	0.94	1.76	0.30	0.77	0.97		0.67

Total from Investment Operations	1.03	1.50	1.16	0.59	1.16		0.55

Less Distributions Declared to shareholders:

From net investment income	—	—	(1.70)	(1.07)	—		—

From net realized gains	(1.16)	(0.06)	(0.71)	(0.33)	—		—	(c)

From return of capital	—	—	(1.05)	—	—		—

Total distributions declared to shareholders	(1.16)	(0.06)	(3.46)	(1.40)	—		—	(c)

Net Asset Value, End of period(d)	$19.96	$20.09	$18.65	$20.95	$21.76		$20.60

Total Return(d)(e)(f)	5.11%	8.07%	6.07%	2.93%	5.63%		2.76%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Period (000’s)	$47,479	$47,740	$27,187	$36,130	$27,291		$22,393

Gross operating expenses(j)	2.14%	3.34%	4.99%	4.59%	6.11%		6.04%

Net investment income (loss)	0.86%	(1.36)%	4.30%	(0.88)%	1.84%		(1.68)%

Portfolio turnover rate	505%	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the NexPoint Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,			For the Six Months Ended June 30, 2017(g)	For the Period Ended December 31, 2016*(g)
		2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.65%	2.41%	4.25%	3.80%	4.75%	3.50%

Interest expense and commitment fees	0.09%	0.18%	0.73%	0.65%	—	0.84%

Dividends and fees on securities sold short	0.07%	0.67%	2.01%	1.63%	3.22%	1.14%

Distribution fees and amortized offering costs	—	0.06%	0.01%	0.02%	0.03%	0.02%

28	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$2.39	$4.04	$4.36	$4.22	$3.73	$5.30

Income from Investment Operations:

Net investment income (loss)(a)	(0.02)	0.11	0.21	0.30	0.38	0.53

Net realized and unrealized gain (loss)	—	(0.79)	(0.38)	0.11	0.48	(1.59)

Total from Investment Operations	(0.02)	(0.68)	(0.17)	0.41	0.86	(1.06)

Less Distributions Declared to shareholders:

From net investment income	—	(0.10)	(0.15)	(0.27)	(0.37)	(0.51)

From return of capital	—	(0.87)	—	0.00 (b)	—	—

Total distributions declared to shareholders	—	(0.97)	(0.15)	(0.27)	(0.37)	(0.51)

Net Asset Value, End of period(c)	$2.37	$2.39	$4.04	$4.36	$4.22	$3.73

Total Return(c)(d)	(0.68)%	(18.60)%	(4.07)%	10.21%	23.79%	(19.68)%

Ratios to Average Net Assets/Supplemental Data:(e)

Net Assets, End of Period (000’s)	$434	$873	$3,876	$4,754	$8,527	$5,149

Gross operating expenses(f)	2.96%	2.45%	2.49%	1.74%	1.94%	2.14%

Net investment income (loss)	(1.61)%	2.98%	4.88%	7.01%	9.15%	13.06%

Portfolio turnover rate	—	67%	23%	42%	113%	83%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(h)	1.16%	1.15%	1.25%	1.25%	1.44%	1.53%

Interest expense and commitment fees	—	—	—	—	— (g)	0.23%

Dividends and fees on securities sold short	—	—	—	—	0.06%	—

Distribution fees	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%

(g)	Represents less than 0.005%.
(h)	This includes the additional voluntary elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	29

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$2.37	$4.06	$4.38	$4.24	$3.75	$5.30

Income from Investment Operations:

Net investment income (loss)(a)	(0.03)	0.09	0.19	0.27	0.30	0.50

Net realized and unrealized gain (loss)	0.02	(0.80)	(0.38)	0.12	0.54	(1.58)

Total from Investment Operations	(0.01)	(0.71)	(0.19)	0.39	0.84	(1.08)

Less Distributions Declared to shareholders:

From net investment income	(0.02)	(0.08)	(0.13)	(0.25)	(0.35)	(0.47)

From return of capital	—	(0.90)	—	0.00 (b)	—	—

Total distributions declared to shareholders	(0.02)	(0.98)	(0.13)	(0.25)	(0.35)	(0.47)

Net Asset Value, End of period(c)	$2.34	$2.37	$4.06	$4.38	$4.24	$3.75

Total Return(c)(d)	(0.50)%	(19.20)%	(4.51)%	9.65%	23.14%	(20.16)%

Ratios to Average Net Assets/Supplemental Data:(e)(f)

Net Assets, End of Period (000’s)	$28	$938	$2,903	$3,562	$3,695	$344

Gross operating expenses(g)	3.98%	3.04%	3.01%	2.24%	2.41%	2.64%

Net investment income (loss)	(2.19)%	2.49%	4.41%	6.35%	6.99%	12.85%

Portfolio turnover rate	—	67%	23%	42%	113%	83%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(h)	1.67%	1.65%	1.75%	1.76%	1.91%	2.03%

Interest expense and commitment fees	—	—	—	—	— (g)	0.23%

Dividends and fees on securities sold short	—	—	—	—	0.06%	—

Distribution fees and amortized offering costs	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

(g)	Represents less than 0.005%.
(h)	This includes the additional voluntary elected waiver by the Investment Adviser during the period.

30	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$2.36	$4.02	$4.34	$4.20	$3.71	$5.30

Income from Investment Operations:

Net investment income (loss)(a)	(0.02)	0.12	0.22	0.30	0.38	0.54

Net realized and unrealized gain (loss)	0.01	(0.81)	(0.38)	0.13	0.49	(1.59)

Total from Investment Operations	(0.01)	(0.69)	(0.16)	0.43	0.87	(1.05)

Less Distributions Declared to shareholders:

From net investment income	(0.01)	(0.10)	(0.16)	(0.28)	(0.38)	(0.54)

From return of capital	—	(0.87)	—	(0.01)	—	—

Total distributions declared to shareholders	(0.01)	(0.97)	(0.16)	(0.29)	(0.38)	(0.54)

Net Asset Value, End of period(b)	$2.34	$2.36	$4.02	$4.34	$4.20	$3.71

Total Return(b)(c)	(0.59)%	(18.97)%	(3.46)%	10.62%	24.31%	(19.43)%

Ratios to Average Net Assets/Supplemental Data:(d)

Net Assets, End of Period (000’s)	$6,418	$9,113	$33,952	$50,850	$71,706	$53,977

Gross operating expenses(e)	2.33%	2.13%	2.11%	1.39%	1.63%	1.79%

Net investment income (loss)	(1.38)%	3.34%	5.21%	7.22%	9.28%	13.35%

Portfolio turnover rate	—	67%	23%	42%	113%	83%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(h)	0.82	0.80%	0.90%	0.91%	1.13%	1.18%

Interest expense and commitment fees	—	—	—	—	— (f)	0.23%

Dividends and fees on securities sold short	—	—	—	—	0.06%	—

(f)	Represents less than 0.005%.
(g)	This includes the additional voluntary elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	31

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2020	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four portfolios that were offered as of December 31, 2020, each of which is non-diversified. This report includes information for the six-month period ended December 31, 2020, for Highland Healthcare Opportunities Fund (the “Healthcare Opportunities Fund”) (fka Long/Short Healthcare Fund), NexPoint Merger Arbitrage Fund (the “Merger Arbitrage Fund”) (fka Highland Merger Arbitrage Fund), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately.

On August 13, 2020, the Highland Merger Arbitrage Fund changed its name to the NexPoint Merger Arbitrage Fund.

On March 18, 2020 the Board approved a plan to liquidate the Opportunistic Credit Fund in an orderly manner. The liquidation plan originally set the date of liquidation to be on or about June 16, 2020; however, in the context of the current unprecedented market volatility, the Liquidation date has been extended to allow additional time for the Fund to liquidate its remaining holdings.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund (with the exception of the Opportunistic Credit Fund, which is in liquidation) currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Healthcare Opportunities Fund	5.50
Merger Arbitrage Fund	5.50
Opportunistic Credit Fund	3.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

The Funds’ investments are recorded at fair value. In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities

32	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value, will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

Semi-Annual Report	33

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

As of December 31, 2020, the Funds’ investments consisted of senior loans, corporate bonds and notes, foreign bonds, common stocks, preferred stocks, repurchase agreements, special purpose acquisition companies, cash equivalents, rights, warrants, securities sold short, equity swaps, and options. The fair value of the Funds’ loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, other registered investment companies, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2020 is as follows:

	Total value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Healthcare Opportunities Fund
Assets
Common Stocks(1)	$26,218,239	$26,177,834	$—	$40,405
Preferred Stock(1)(2)	—	—	—	—
Warrants	67	—	—	67
Repurchase Agreements	176,008	—	176,008	—
Cash Equivalents	1,165,248	1,165,248	—	—

Total Assets	27,559,562	27,343,082	176,008	40,472

Total	$27,559,562	$27,343,082	$176,008	$40,472

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

34	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

	Total value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Merger Arbitrage Fund
Assets
Common Stock(1)	$53,795,250	$53,795,250	$—	$—
Special Purpose Acquisition Companies	3,345,659	3,345,659	—	—
Warrants	7,289	—	7,289	—
Purchased Put Options	7,020	7,020	—	—
Rights(2)	—	—	—	—
Repurchase Agreements	232,312	—	232,312	—
Cash Equivalents	8,622,274	8,622,274	—	—

Total Assets	66,009,804	65,770,203	239,601	—

Liabilities
Securities Sold Short
Common Stock	(17,828,439)	(17,828,439)	—	—
Other Financial Instruments
Written Call Options	(1,530)	—	(1,530)	—
Total Return Swaps(3)	(148,648)	—	(148,648)	—

Total Liabilities	(17,978,617)	(17,828,439)	(150,178)	—

Total	$48,031,187	$47,941,764	$89,423	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.
(3)	Swaps are valued at the unrealized depreciation on the instrument.

	Total value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
Common Stocks(1)	$1,676,654	$—	$—	$1,676,654
Corporate Bonds & Notes(1)(2)	445	—	445	—
Foreign Corporate Bonds & Notes(1)(2)	—	—	—	—
Cash Equivalents	5,131,598	5,131,598	—	—

Total Assets	6,808,697	5,131,598	445	1,676,654

Total	$6,808,697	$5,131,598	$445	$1,676,654

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Semi-Annual Report	35

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

The tables below set forth a summary of changes in the Healthcare Opportunities Fund and Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended December 31, 2020. The Merger Arbitrage Fund had no Level 3 assets as of December 31, 2020.

	Balance as of June 30, 2020	Transfers into Level 3	Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Balance as of December 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2020
Healthcare Opportunities Fund
Common Stocks	$40,405	$—	$—	$—	$—	$—	$—	$—	$40,405	$—
Warrants	27,677	—	—	—	—	(27,610)	—	—	67	(27,610)

Total	$68,082	$—	$—	$—	$—	$(27,610)	$—	$—	$40,472	$(27,610)

	Balance as of June 30, 2020	Transfers into Level 3	Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Balance as of December 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2020
Opportunistic Credit Fund
U.S. Senior Loans	$1,073,353	$—	$—	$(35)	$(510)	$6,612	$46,531	$(1,125,951)	$—	$—
Common Stocks	1,724,334	—	—	—	(1,871,598)	1,858,905	—	(34,987)	1,676,654	(47,415)

Total	$2,797,687	$—	$—	$(35)	$(1,872,108)	$1,865,517	$46,531	$(1,160,938)	$1,676,654	$(47,415)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the six-month period ended December 31, 2020, there were no transfers in or out of level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 12/31/2020 ($)	Valuation Technique	Unobservable Inputs	Input Value(s)
Healthcare Opportunities Fund
Common Stocks	40,405	Implied Value	Cash Payment Value	$4.46
			Probability Assessment	20%
Warrants	67	Black-Scholes	Long-Term Volatility	78.9% - 132.5%

Total	40,472

36	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

Category	Fair Value at 12/31/2020 ($)	Valuation Technique	Unobservable Inputs	Input Value(s)
Opportunistic Credit Fund
Common Stocks	1,676,654	Multiple Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95
		Discounted Cash Flow	Discount Rate	14.5% - 16.5%
		Transaction Indication of Value	Enterprise Value ($mm)	$771.00

Total	1,676,654

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s preferred stock is the transaction indication of value. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s warrants is the volatility assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s common stock is the probability assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s bank loans securities are: spread adjustment and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, discount rate, enterprise value indication and volatility assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

In addition to the unobservable inputs utilized for various valuation methodologies, the Opportunistic Credit Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Opportunistic Credit Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of December 31, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Certain Illiquid Positions Classified as Level 3

As of December 31, 2020, the Healthcare Opportunities Fund held an investment in the preferred stock of Amino, Inc. (“Amino”) valued at $0, or 0.0% of net assets. Amino owns and operates a website that allows users to find doctors, compare experiences, and book an appointment in the United States.

As of December 31, 2020, the Opportunistic Credit Fund held an investment in the common shares of TerreStar Corporation (“TerreStar”) valued at $1,676,654, or 24.4% of net assets. TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

The Funds may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Semi-Annual Report	37

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Healthcare Opportunities Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis. The Opportunistic Credit Fund intends to pay distributions from net investment income, if any, on a monthly basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and restricted cash held at broker(s).

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted

38	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $2,963,711 was held with the broker for the Merger Arbitrage Fund. Additionally, securities valued at $0 and $0 were posted in the Healthcare Opportunities Fund and Merger Arbitrage Fund’s segregated accounts as collateral, respectively. A Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

During the six months ended December 31, 2020, the Healthcare Opportunities Fund, Merger Arbitrage Fund and Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the six months ended December 31, 2020, the Healthcare Opportunities Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

For the six months ended December 31, 2020, the Opportunistic Credit Fund did not invest in or write options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage their exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of December 31, 2020, Merger Arbitrage Fund was party to open swap contracts having a net fair value of $(148,648).

For the six months ended December 31, 2020, the Healthcare Opportunities Fund and Opportunistic Credit Fund did not invest in swap contracts.

Additional Derivative Information

The Funds are required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statements of Assets and Liabilities have the following risk exposure at December 31, 2020:

	Fair Value
Fund	Asset Derivative		Liability Derivative
NexPoint Merger Arbitrage Fund
Equity Price Risk	$7,020	(1)	$150,178	(2)(3)
(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Swaps, at value.
(3)	Statement of Assets and Liabilities location: Written options contracts, at value.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

40	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

The following tables present derivative instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts of Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received(1)	Net Amount
Merger Arbitrage Fund
Swaps - Liabilities	$(148,648)	$—	$(148,648)	$—	$—	$(148,648)

(1)

For some counterparties, collateral exceeds the amounts presented in the Statement of Assets & Liabilities adjusted for counterparty netting. Where this is the case, collateral reported is limited to the amounts presented in the Statement of Assets & Liabilities adjusted for counterparty netting. As a result, the net amount presented above may not represent counterparty exposure.

The effect of derivative instruments on the Statements of Operations for the six months ended December 31, 2020, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Merger Arbitrage Fund
Equity Price Risk	$242,085	(1)(2)(3)	$(172,886	)(4)

(1)	Statement of Operations location: Realized gain (loss) on investments. Purchased options only.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.

The average monthly volume of derivative activity for the six months ended December 31 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Merger Arbitrage Fund
Purchased Options Contracts	233	$24,500
Swap Contracts(1)	—	(72,027)
Written Options Contracts	(210)	(1,609)

(1)	Swap Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Funds under the Securities Lending Agreement (“SLA”), which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of December 31, 2020:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received	Net Amount
Healthcare Opportunities Fund	$1,256,093	$176,008	$1,080,085	$—
Merger Arbitrage Fund	225,850	225,850	—	—

(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Semi-Annual Report	41

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

The value of loaned securities and related collateral outstanding at December 31, 2020 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2020, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Agreements, as of December 31, 2020

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Healthcare Opportunities Fund
Repurchase Agreements	$176,008	$—	$—	$—	$176,008
U.S. Government Securities	—	—	—	1,115,909	1,115,909

Total	$176,008	$—	$—	$1,115,909	$1,291,917

Merger Arbitrage Fund
Repurchase Agreements	$232,312	$—	$—	$—	$232,312
U.S. Government Securities	—	—	—	—	—

Total	$232,312	$—	$—	$—	$232,312

Each Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, capitalized dividend, passive foreign investment company, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Funds’ capital

42	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on

NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

At June 30, 2020, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

	Undistributed Income	Undistributed Long-Term Capital Gain	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
Healthcare Opportunities Fund	$—	$—	$(21,816)	$(182,140,426)	$(1,895,548)
Merger Arbitrage Fund	1,761,633	—	7,937,347	(7,936,763)	95,131
Opportunistic Credit Fund	—	—	(2,540)	(26,513,012)	(4,397,430)

(1)	Other temporary differences are comprised of losses deferral from offsetting positions, losses from unsettled short transactions, organizational expenses, wash sales and dividend payable.

At June 30, 2020, the respective Funds had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains. For Merger Arbitrage Fund the capital loss carryover may be subject to annual limitations.

Fund	No Expiration Short- Term	No Expiration Long- Term	Total
Healthcare Opportunities Fund	$164,970,506	$16,817,805	$181,788,311
Merger Arbitrage Fund	7,936,763	—	7,936,763
Opportunistic Credit Fund	9,077,271	17,435,741	26,513,012

For fiscal ended June 30, 2020, Healthcare Opportunities Fund and Merger Arbitrage Fund utilized capital losses carryover from prior year in the amounts of $1,312,799 and $1,299, respectively.

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 is as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
Healthcare Opportunities Fund
2020	$—	$—	$—
2019	—	—	—
Merger Arbitrage Fund
2020	100,001	—	—
2019	2,915,676	106,922	1,316,928
Opportunistic Credit Fund
2020	813,530	—	4,404,038
2019	1,781,828	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2020 were as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost ($ Thousands)
Healthcare Opportunities Fund	$7,731,182	$(4,757,387)	$2,973,795	$24,585,767
Merger Arbitrage Fund	1,183,137	(180,779)	1,002,358	65,030,304
Opportunistic Credit Fund	234,901	(1,631,695)	(1,396,794)	8,205,491

Semi-Annual Report	43

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2020 through June 30, 2020. For the fiscal year ended June 30, 2020, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Healthcare Opportunities Fund	$—	$(352,115)
Merger Arbitrage Fund	—	—
Opportunistic Credit Fund	—	—

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the six months ended December 31, 2020:

Fund	Annual Fee Rate to the Investment Adviser
Healthcare Opportunities Fund	1.00%
Merger Arbitrage Fund	1.00%
Opportunistic Credit Fund	1.00%

Administration Fees

HCMFA provides administration services to the Healthcare Opportunities Fund for a monthly administration fee. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets. Under a separate sub-administration agreement, HCMFA delegates certain administrative functions and pays the sub-administrator a portion of the fees it receives from each Fund. Effective October 1, 2018, HCMFA entered into an administrative services agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company. Prior to October 1, 2018, State

Street served as sub-administrator to each Fund. Effective October 1, 2018, SEI also provides administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund for a monthly administration fee. Prior to October 1, 2018, State Street provided administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund.

Service and Distribution Fees

NexPoint Securities, Inc. (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the six months ended December 31, 2020, the Underwriter received $2,050 and $479 of front end sales charges for Class A Shares of the Healthcare Opportunities Fund, and the Opportunistic Credit Fund, respectively. The Underwriter did not receive CDSC fees for Class C Shares of the Healthcare Opportunities Fund, the Merger Arbitrage Fund and the Opportunistic Credit Fund.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Healthcare Opportunities Fund	0.35%	1.00%
Merger Arbitrage Fund	0.35%	1.00%
Opportunistic Credit Fund	0.35%	0.85%

For the six months ended December 31, 2020, the Distribution and Service fees, which are included on the Statements of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Healthcare Opportunities Fund	$18,120	$37,047
Merger Arbitrage Fund	19,296	28,164
Opportunistic Credit Fund	1,100	1,757

Expense Limits and Fee Reimbursements

For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31,

44	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

2021, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

For Opportunistic Credit Fund, the Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its 12b-1 Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2021, and may not be terminated prior to this date without the action or consent of the Board. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the HOCF Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On December 31, 2020, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Six Months Ended December 31, 2020
	2021	2022	2023
Merger Arbitrage Fund	$241,102	$276,492	$90,321
Opportunistic Credit Fund	609,642	324,252	67,382

During the six months ended December 31, 2020, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $377,527 and $385,547 of fees of the Opportunistic Credit Fund and Merger Arbitrage Fund previously, respectively, that had been waived and or reimbursed by the Investment Adviser and were eligible for recoupment expired. During the period, the Investment Adviser voluntarily elected to waive additional fees in Opportunistic Credit Fund which amounted to less than 0.10% of average net assets for the period.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The Chairman of the

Audit Committee and the Chairman of the Board each receive an additional $10,000. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Funds Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Indemnification

Under the Funds’ organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Funds’ investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Funds could lose money if there are defaults on the loans underlying these securities.

Biotechnology Industry Risk

The risk that the Fund’s investments in biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs and may be valued based on the

Semi-Annual Report	45

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

potential or actual performance of a limited number of products. A biotechnology company’s valuation could be affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Convertible Securities Risk

The risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ net asset value and the market price of the Funds’ shares.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The

Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk

The risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Funds seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

46	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland Funds I

Distressed and Defaulted Securities Risk

The Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Funds invest in shares of another investment company.

Extension Risk

The risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Financial Services Industry Risk

The risk associated with the fact that the Funds’ investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Fixed Income Market Risk

The risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Funds may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given

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December 31, 2020	Highland Funds I

that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Funds’ ability to invest in high-yield debt securities generally subjects the Funds to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid an Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Funds’ expense, the Funds’ expenses would be increased.

Industry Concentration-Healthcare Companies Risk

The risk that because the Highland Healthcare Opportunities (the “Fund”) normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is more susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry than a fund that does not focus on healthcare companies. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Industry and Sector Focus Risk

The risk that issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions. If the Investment Adviser invests a significant percentage of the Funds’ assets in issuers within an industry or sector, the Funds’ performance may be affected by conditions in that industry or sector.

Information Technology Sector Risk

The risk that the Fund may be impacted by risks faced by companies in the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Funds or the financial instruments in which a Fund invests can not yet be determined. A successor rate could impact the liquidity and potentially the value of investments that reference LIBOR. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may

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December 31, 2020	Highland Funds I

also result in a change in (i) the value of certain instruments held by a Fund, (ii) the cost of temporary borrowing for a Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

Limited Information Risk

The risk associated with the fact that the types of Senior Loans in which the Funds will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Funds will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Funds and its ability to meet its investment objective is more dependent on the analytical ability of the Investment Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk

The risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Funds from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Funds consider such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Management Risk

The risk associated with the fact that the Funds rely on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Funds hold, which may result in a decline in the value of fund shares and failure to achieve its investment objective. The Funds’ portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Merger Arbitrage and Event-Driven Risk

The risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets. The Fund may also underperform the broad equity markets if it holds a significant portion of its assets in cash and money market instruments for an extended period of time due to a lack of merger arbitrage opportunities.

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December 31, 2020	Highland Funds I

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Funds could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk

The risk that an investment in the Funds could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Funds may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Funds’ investments in fewer issuers may result in the Funds’ shares being more sensitive to the economic results of those issuers. An investment in the Funds could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

The risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Funds, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Funds.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Funds’ yield on any such securities.

Ongoing Monitoring Risk

The risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Funds. Unless, under the terms of the loan, the Funds have direct recourse against the Borrower, the Funds may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

The risk that cyberattacks, disruptions, or failures that affect the Funds’ service providers, counterparties, market participants, or issuers of securities held by the Funds may adversely affect the Funds and its shareholders, including by causing losses for the Funds or impairing Fund operations.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a fund writes a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a fund writes a covered put option, the fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the fund could incur a loss if it is required to

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December 31, 2020	Highland Funds I

purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Funds’ potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Funds risk a loss equal to the entire exercise price of the option minus the put premium.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Funds’ ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests, lines of credit available to a Fund and may lead to losses on your investment in a Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Payment-in-Kind (PIK) Securities Risk

The risk that the value of PIK securities held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk

The risk that the Funds’ high portfolio turnover will increase the Funds’ transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

The risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Funds to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Funds’ shares.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Funds may be adversely affected.

Risk of Substantial Redemptions

The risk that if substantial numbers of shares in the Funds were to be redeemed at the same time or at approximately the same time, the Funds might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Funds might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk

The Funds may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Funds, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

The risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Funds.

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December 31, 2020	Highland Funds I

Senior Loans Risk

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Funds’ returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Funds’ investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “Interest Rate Risk” for more information.

Shareholder Concentration Risk

The risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Particularly large redemptions may affect asset allocation decisions and could adversely impact remaining Fund shareholders. Due to the ongoing liquidation of the Fund, certain material shareholders hold large amounts of shares of the Fund.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Special Purpose Acquisition Companies Risk

A Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled;

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(vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Funds’ direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Tax Risk

The risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.

Technology Sector Risk

The risk associated with investments in the technology sector. Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories.

Telecommunications Sector Risk

The risk that the Fund may be impacted by risks faced by companies in the telecommunications services industry, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and new services using new technology; and technological innovations that may make various products and services obsolete.

Undervalued Stocks Risk

The risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Investment Adviser if other investors fail to recognize the company’s value or the factors that the Investment Adviser believes will cause the stock price to increase do not occur.

Valuation Risk

Certain of the Funds’ assets are fair valued, including Opportunistic Credit Fund’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to

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December 31, 2020	Highland Funds I

one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended December 31, 2020, were as follows:

	U.S Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Healthcare Opportunities Fund	$—	$—	$1,610,766	$3,636,062
Merger Arbitrage Fund	—	—	176,781,165	164,227,930
Opportunistic Credit Fund	—	—	46,531	1,178,270

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the six months ended December 31, 2020.

Note 9. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

Note 10. Other Affiliate Matters

The Investment Adviser has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. On January 9, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. On October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, the Adviser is no longer under common control or otherwise affiliated with HCMLP. Mr. Dondero continues to be a portfolio manager for the Investment Adviser and the Fund.

On November 13, 2020, HCMLP filed an amended plan of reorganization and disclosure statement with the Court (the “Amended Plan”), which was subsequently approved by the Creditors and confirmed (subject to final order) by the Court. On November 30, 2020, HCMLP provided notice of termination of the Shared Services Agreement with the Investment Adviser, through which HCMLP had provided support services to the Adviser. The Shared Services Agreement was terminated effective February 19, 2021. However, the Investment Adviser expects to be able to continue to provide the required advisory and support services to the Trust through a transfer of personnel, equipment and/or facilities from HCMLP either to the Investment Adviser or to a third-party service provider.

Note 11. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes other than detailed below.

On October 28, 2020, the Board unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Socially Responsible Equity Fund (the “Acquired Fund”), a series of Highland Funds II, into NexPoint Merger Arbitrage Fund (the “Acquiring Fund”). Under the Plan, the Acquired Fund will be reorganized into the Acquiring Fund on or around February 26, 2021. The Acquiring Fund is the accounting survivor of the reorganization.

54	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2020	Highland Funds I

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2020 through December 31, 2020, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Healthcare Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,187.60	2.79%	$15.38
Class C	1,000.00	1,183.80	3.44	18.99
Class Z	1,000.00	1,189.80	2.44	13.47
Hypothetical
Class A	$1,000.00	$1,011.14	2.79%	$14.14
Class C	1,000.00	1,007.81	3.44	17.46
Class Z	1,000.00	1,012.91	2.44	12.38

NexPoint Merger Arbitrage Fund
Actual Fund Return
Class A	$1,000.00	$1,049.20	2.02%	$9.50
Class C	1,000.00	1,045.80	2.64	12.84
Class Z	1,000.00	1,051.10	1.65	7.75
Hypothetical
Class A	$1,000.00	$1,015.93	2.02%	$9.35
Class C	1,000.00	1,012.65	2.64	12.63
Class Z	1,000.00	1,017.64	1.65	7.63

Semi-Annual Report	55

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2020	Highland Funds I

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$993.20	1.25%	$6.28
Class C	1,000.00	999.20	1.75	8.77
Class Z	1,000.00	998.30	0.90	4.53
Hypothetical
Class A	$1,000.00	$1,018.90	1.25%	$6.36
Class C	1,000.00	1,016.43	1.75	8.84
Class Z	1,000.00	1,020.67	0.90	4.58

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (184/365).

Approval of Highland Funds I Investment Advisory Agreements

The Trust has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Agreements”). The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose. On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s October 28, 2020 meeting was held telephonically in reliance on the Order.

During a telephonic meeting held on August 13, 2020, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreements for a one-year period commencing November 1, 2020 with respect to the Funds. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreements, and to request any additional information they considered reasonably necessary for their deliberations. The Board received additional follow up information and presentations from the Investment Adviser at multiple meetings, which the Board took into account in connection with their consideration of the renewal of the Agreement, including at meetings held on September 17-18, 2020, September 23, 2020 and October 13, 2020. The Board also received regular updates on the HCMLP bankruptcy and services being provided under the Shared Services Agreement.

At a meeting held on October 28, 2020, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreements for a one-year period commencing on November 1, 2020. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreements to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how each Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of each Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. Throughout the contract renewal process, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-part provider of investment company data, relating to each Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board also received data relating to each Fund’s leverage, discounts and distribution rates as compared to its peer group.

56	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2020	Highland Funds I

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to each Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to each Fund. The information received and considered by the Board of Trustees in connection with the October 28, 2020 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreements, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Funds and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board also met separately without representatives of the Investment Adviser present. The Independent Trustees were also advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreements, including prior to the October 28, 2020 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory

Agreements and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board considered the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Advisory Agreements and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Funds’ compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Investment Adviser’s preparation with respect to the COVID-19 pandemic and ongoing reporting modernization efforts.

The Investment Adviser’s services in coordinating and overseeing the activities of each Fund’s other service providers, as well of the services provided under the Shared Services Agreements, were also considered. The Board also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for each Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to each Funds’ service providers. The Board also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided under the Shared Services Agreements. The Board noted that the level and quality of services to the Funds by the Investment Adviser and its affiliates had not been materially impacted by the Highland Capital Management L.P. (“HCMLP”) bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those

Semi-Annual Report	57

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2020	Highland Funds I

services currently being provided by HCMLP pursuant to the Shared Services Agreement, would continue to be provided to the Funds at the same or higher level and quality.

The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to each Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Funds. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Investment Adviser with respect to the Funds and the other funds in the Highland complex over the years. The Board also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Funds and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Funds.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Funds’ Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreements, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreements.

The Investment Adviser’s historical performance.

In considering each Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about each Fund’s performance results. The Board of Trustees reviewed the historical performance of each Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of each Fund and considered the relative performance of each Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which each Fund was placed for comparative purposes, including any differences between a Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Merger Arbitrage Fund’s performance, the Board took note of FUSE’s explanatory note that the peer group consists of merger arbitrage funds with similar pricing characteristics and that the universe includes the Merger Arbitrage Fund, its peer group, and other merger arbitrage funds with similar pricing characteristics, excluding outliers. The Board considered that the Fund modestly underperformed its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index for the one- and ended June 30, 2020 and outperformed its benchmark for the three- and five-year periods. The Board also considered that the Fund outperformed its peer group median for the one-, three-, and five-year periods ended June 30, 2020. The Board also took into account management’s discussion of the Fund’s strong performance.

It was noted that, effective November 2019, the Long Short Healthcare Fund was renamed the Healthcare Opportunities Fund, and the Fund no longer pursues a long/short strategy. Among other data relating specifically to the Healthcare Opportunities Fund’s performance, the Board took note of FUSE’s explanatory note that the peer group and universe consist of other health funds with similar pricing characteristics, and that the universe excludes outliers. The Board then considered that the Healthcare Opportunities Fund had underperformed the median of its peer group for the one-, three-, five-, and ten-year periods ended June 30, 2020. The Board then considered that the Healthcare Opportunities Fund had outperformed the S&P 500 Index one-year period and had underperformed its index for the three-, five-, and ten-year periods. The Board also considered that the Fund’s more recent 3-month performance since the change in the Fund’s strategy had outperformed both the index and the universe. The Board also took into account management’s discussion of the Fund’s performance, including the differences between the Fund and the category in which it was placed for comparative purposes.

58	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2020	Highland Funds I

For the Highland Opportunistic Credit Fund, the Board considered that (i) the Opportunistic Credit Fund was in the process of an orderly liquidation (as approved by the Board in March 2020), and (ii) shares of the Fund are not available for purchase by new or existing shareholders.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Investment Adviser’s actions to address any underperformance, supported the continuation of the Agreements with respect to each Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with each Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreements, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Funds, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds and (b) the expense ratios of each Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of each Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for each Fund were based on the Fund’s total managed assets.

The Board considered that the Merger Arbitrage Fund’s total net expenses and advisory fees were in line with its peer group median. The Board considered that the Healthcare Opportunities Fund’s total net expenses and advisory fees were higher than those of its peer group median. The Board considered that the Opportunistic Credit Funds was in the process of an orderly liquidation. The Board also took into account management’s discussion of the Fund’s expenses. The Board of Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to each Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and each Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with each Fund was not excessive.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the effective fee under the Advisory Agreements for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that each Fund does not currently contain breakpoints in its advisory fee schedule. The Board considered the Investment Adviser’s discussion of each Fund’s advisory fee structure.

The Board also noted that each Fund’s contractual advisory fee is in line with its peer universe at all asset levels. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of a Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreements, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to each Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Semi-Annual Report	59

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2020	Highland Funds I

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 2020, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. Unless otherwise noted, as of December 31, 2020, the only persons known by the Funds to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
OPPORTUNISTIC CREDIT FUND CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	39.88%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

60	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

2515 McKinney Avenue, Suite 1100

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Healthcare Opportunities Fund, NexPoint Merger Arbitrage Fund, and Highland Opportunistic Credit Fund, (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Semi-Annual Report	61

Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds I	Semi-Annual Report, December 31, 2020

www.highlandfunds.com	HFI-SA-001-0900

Highland/iBoxx Senior Loan ETF

Semi-Annual Report

December 31, 2020

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-855-799-4757.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-799-4757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of December 31, 2020

$52.9 million

Portfolio Data as of December 31, 2020

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of December 31, 2020 (%)*

BBB	8.9
BB	44.9
B	31.6
CCC	13.2
NR	1.4

Top 5 Sectors as of 12/31/20 (%)

Media/Telecommunications	14.5
Healthcare	9.7
Gaming/Leisure	8.4
Service	8.3

Top 10 Holdings as of 12/31/20 (%)†

Berry Global, Inc., Term Y Loan, 1st Lien, 07/01/2026 VAR LIBOR+2.000%	2.5
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien, 08/14/2024 VAR LIBOR+2.750%	2.4
CenturyLink, Inc., Term B Loan, 1st Lien, 03/15/2027 VAR LIBOR+2.250%	2.0
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien, 02/01/2027 VAR LIBOR+1.750%	1.9
Elanco Animal Health Incorporated, Term Loan, 1st Lien, 08/01/2027 VAR LIBOR+1.750%	1.9
Refinitiv US Holdings Inc., Initial Dollar Term Loan, 1st Lien, 10/01/2025 VAR LIBOR+3.250%	1.9
Envision Healthcare Corporation, Initial Term Loan, 1st Lien, 10/10/2025 VAR LIBOR+3.750%	1.9
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term Loan B-4, 11/19/2026 VAR LIBOR+1.750%	1.9
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien, 03/01/2024 VAR LIBOR+2.500%	1.8
Virgin Media Bristol LLC, N Facility, 1st Lien, 01/31/2028 VAR LIBOR+2.500%	1.8

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*

Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings and holdings are subject to change, and may have changed since December 31, 2020.

†	Excludes the Fund’s investment in a cash equivalent.

Semi-Annual Report	1

FINANCIAL STATEMENTS (unaudited)

December 31, 2020	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., creations, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 85.7%

AEROSPACE AND DEFENSE - 3.7%
571,198	TransDigm Inc., Tranche E Refinancing Term Loan, 1st Lien, VAR LIBOR+2.250%, 05/30/25	561,174
945,226	TransDigm Inc., Tranche F Refinancing Term Loan, 1st Lien, VAR LIBOR+2.250%, 12/09/25	928,637
497,487	TransDigm Inc., Tranche G Refinancing Term Loan, 1st Lien, VAR LIBOR+2.250%, 08/22/24	489,040

		1,978,851

AUTOMOTIVE - 0.7%
386,831	Gates Global LLC, Initial B-2 Dollar Term Loan, 1st Lien, VAR LIBOR+2.750%, 04/01/24	386,348

BROADCASTING AND ENTERTAINMENT - 0.9%
500,000	Telenet Financing USD LLC, Term Loan AR Facility, 1st Lien, VAR LIBOR+2.000%, 04/30/28	494,455

BUILDING MATERIALS - 3.5%
496,231	American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan, 1st Lien, VAR LIBOR+2.000%, 01/15/27	492,286
696,447	Brookfield WEC Holdings Inc., Initial Term Loan (2020), 1st Lien, VAR LIBOR+3.000%, 08/01/25 (b)	695,702
652,486	Quikrete Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 02/01/27	651,266

		1,839,254

CHEMICALS - 5.0%
129,391	Berry Global, Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/01/22 (b)	129,441
1,315,920	Berry Global, Inc., Term Y Loan, 1st Lien, VAR LIBOR+2.000%, 07/01/26	1,311,650
250,856	H.B. Fuller Company, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/20/24	249,681
486,109	Ineos US Finance LLC, Cov-Lite, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 04/01/24	481,687
444,840	Tronox Finance LLC, Initial Dollar Term Loan, 1st Lien, VAR LIBOR+3.000%, 09/23/24 (b)	443,341

		2,615,800

Principal Amount ($)		Value ($)

COMPUTERS & ELECTRONICS - 4.9%
700,369	Boxer Parent Company Inc., Term Loan, 1st Lien, VAR LIBOR+4.250%, 10/02/25	698,887
653,218	McAfee, LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+3.750%, 09/30/24	654,159
299,227	Micro Holdings (Internet Brands), Term Loan (2017), VAR LIBOR USD 3 Month+3.500%, 09/13/24	296,030
354,547	SS&C Technologies Holdings, Inc., Term B-3 Loan, 1st Lien, VAR LIBOR+1.750%, 04/16/25	350,891
271,487	SS&C Technologies Holdings, Inc., Term B-5 Loan, 1st Lien, VAR LIBOR+1.750%, 04/16/25	268,994
336,815	Ultimus Group Midco LLC, The, Initial Term Loan, 1st Lien, VAR LIBOR+3.750%, 05/04/26	337,113

		2,606,074

CONGLOMERATES - 1.4%
746,231	Sunshine Luxembourg VII SARL, Facility B1, 1st Lien, VAR LIBOR+4.250%, 10/01/26	750,839

CONSUMER PRODUCTS - 1.5%
242,315	Revlon Consumer Products Corporation, 2016 Term Loan, 1st Lien, VAR LIBOR+3.500%, 09/07/23	89,414
714,420	Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien, VAR LIBOR+1.750%, 02/04/27	711,095

		800,509

CONTAINERS & GLASS PRODUCTS - 0.9%
489,831	Graham Packaging Company Inc., Initial Term Loan, 1st Lien, VAR LIBOR+3.750%, 08/04/27	492,189

DIVERSIFIED MEDIA - 0.4%
299,992	Cineworld (Crown Finance) Incremental 2019 Term Loan, VAR +0.000%, 09/20/26	202,954

DIVERSIFIED/CONGLOMERATE MANUFACTURING - 1.3%
698,250	Vertical Midco GmbH, Facility B (USD), Term Loan, 1st Lien, VAR +0.000%, 07/30/27 (c)	704,482

ELECTRONICS - 0.9%
199,497	DCert Buyer, Inc., Initial Term Loan, 1st Lien, VAR LIBOR+4.000%, 10/16/26	199,622
250,000	Sophia, L.P., Closing Date Term Loan, VAR +0.000%, 09/23/27	251,205

		450,827

See accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

FINANCE - 3.8%
604,248	AssuredPartners, Inc., 2020 February Refinancing Term Loan, 1st Lien, VAR LIBOR+3.500%, 02/12/27 (b)	596,363
447,112	First Eagle Holdings, Inc. (fka Arnhold and S. Bleichroeder Holdings, Inc.), Refinancing Term Loan (2020), Term Loan, VAR LIBOR+2.500%, 02/01/27	443,479
989,883	Refinitiv US Holdings Inc., Initial Dollar Term Loan, 1st Lien, VAR LIBOR+3.250%, 10/01/25	989,680

		2,029,522

FOOD & BEVERAGE - 3.3%
989,981	1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term Loan B-4, VAR LIBOR+1.750%, 11/19/26	977,918
746,164	IRB Holding Corp., 2020 Replacement Term B Loan, 1st Lien, VAR LIBOR+2.750%, 02/05/25	741,288

		1,719,206

GAMING/LEISURE - 6.7%
221,014	CityCenter Holdings, LLC, Term B Loan, 1st Lien, VAR LIBOR+2.250%, 04/18/24	218,482
848,477	Crown Finance US, Inc., Initial Dollar Tranche Term Loan, 1st Lien, VAR LIBOR+2.500%, 02/28/25	580,409
478,315	Nascar Term Loan B, VAR LIBOR+2.750%, 10/19/26	477,081
1,282,436	Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien, VAR LIBOR+2.750%, 08/14/24	1,255,986
498,352	Station Casinos LLC, Term B-1 Facility Loan, 1st Lien, VAR LIBOR+2.250%, 02/08/27	491,956
500,000	VICI Properties 1 LLC, Term B Loan, 1st Lien, VAR LIBOR+1.750%, 12/20/24	492,938

		3,516,852

HEALTHCARE - 7.4%
743,737	DaVita Inc., Tranche B-1 Term Loan, 1st Lien, VAR LIBOR+1.750%, 08/12/26	738,624
997,440	Elanco Animal Health Incorporated, Term Loan, 1st Lien, VAR LIBOR+1.750%, 08/01/27	990,064
1,169,523	Envision Healthcare Corporation, Initial Term Loan, 1st Lien, VAR LIBOR+3.750%, 10/10/25 (b)	980,797

Principal Amount ($)		Value ($)

HEALTHCARE - (continued)
719,726	Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien, VAR LIBOR+2.500%, 11/15/27	714,666
496,697	Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan, VAR LIBOR+3.250%, 06/30/25	490,303

		3,914,454

INFORMATION TECHNOLOGY - 5.7%
246,175	Applied Systems, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+3.250%, 09/19/24	246,440
249,347	Cengage Learning Inc., 2016 Refinancing Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.250%, 06/07/23	239,855
199,500	Epicor Software Corporation (fka Eagle Parent Inc.), Term B Loan (2020), 1st Lien, VAR LIBOR+4.250%, 07/30/27	201,048
245,738	Go Daddy Operating Company, LLC (GD Finance Co, Inc.), Tranche B-2 Term Loan, 1st Lien, VAR LIBOR+1.750%, 02/15/24	245,815
497,494	Informatica LLC, Dollar 2020 Term Loan, 1st Lien, VAR LIBOR+3.250%, 02/25/27 (b)	494,347
346,109	ON Semiconductor Corp., 2019 New Replacement Term B-4 Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 09/19/26	347,263
246,810	SolarWinds Holdings, Inc., 2018 Refinancing Term Loan, 1st Lien, VAR LIBOR+2.750%, 02/05/24 (b)	236,551
497,389	Solera LLC, Dollar Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 03/03/23 (b)	494,422
498,750	Ultimate Software Group Inc., The, 2020 Incremental Term Loan, 1st Lien, VAR LIBOR+4.000%, 05/04/26	502,122

		3,007,863

INSURANCE - 4.5%
409,785	Alliant Holdings Intermediate LLC, Term Loan B, 1st Lien, VAR LIBOR+2.750%, 05/09/25	403,978
843,134	Hub International Limited, Initial Term Loan, 1st Lien, VAR LIBOR+3.000%, 04/25/25	829,302
647,878	MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien, VAR LIBOR+2.750%, 06/07/23	646,110
498,711	USI, Inc., 2019 New Term Loan, 1st Lien, VAR LIBOR+3.000%, 05/16/24	492,425

		2,371,815

4	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

MACHINERY - 0.4%
199,467	Filtration Group, Cov-Lite, Initial Term Loan, VAR LIBOR USD 3 Month+3.000%, 03/28/25	197,983

MEDIA/TELECOMMUNICATIONS - 15.5%
1,089,233	CenturyLink, Inc., Term B Loan, 1st Lien, VAR LIBOR+2.250%, 03/15/27	1,079,429
497,436	Charter Communications Operating LLC, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 04/30/25	496,332
994,962	Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien, VAR LIBOR+1.750%, 02/01/27	990,923
300,000	Cogeco Communications (USA) II L.P., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 01/03/25 (b)	297,015
497,494	Iridium Satellite LLC, Initial Term Loan, 1st Lien, VAR LIBOR+3.750%, 11/04/26	500,673
750,000	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1st Lien, VAR LIBOR+1.750%, 03/01/27	739,219
449,054	Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien, VAR LIBOR+2.750%, 09/18/26	447,036
612,671	SBA Senior Finance II LLC, Initial Term Loan, 1st Lien, VAR LIBOR+1.750%, 04/11/25	607,282
498,698	Uber Technologies, Inc., 2018 Refinancing Term Loan, 1st Lien, VAR LIBOR+3.500%, 07/13/23	498,626
199,488	Uber Technologies, Inc., Term Loan, 1st Lien, VAR LIBOR+4.000%, 04/04/25	200,931
950,000	Virgin Media Bristol LLC, N Facility, 1st Lien, VAR LIBOR+2.500%, 01/31/28	942,704
889,112	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien, VAR LIBOR+3.000%, 03/09/27	885,698
500,000	Ziggo Financing Partnership, Term Loan I Facility, 1st Lien, VAR LIBOR+2.500%, 04/30/28	497,812

		8,183,680

PUBLISHING - 0.9%
498,724	Red Ventures, LLC (New Imagitas, Inc.), Term B-2 Loan, 1st Lien, VAR +0.000%, 11/08/24	491,518

RETAIL - 1.7%
322,625	BJ’s Wholesale Club Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 01/27/24	322,878

Principal Amount ($)		Value ($)

RETAIL (continued)
545,597	PetSmart, Inc., Amended Loan, 1st Lien, VAR LIBOR+3.500%, 03/11/22 (b)	546,917

		869,795

SERVICE - 9.2%
493,583	AlixPartners LLP, 2017 Refinancing Term Loan, VAR LIBOR USD 1 Month+2.500%, 04/04/24	489,227
730,029	AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien, VAR LIBOR+3.000%, 04/22/26	474,154
746,107	AmWINS Group, Term Loan B VAR LIBOR USD 3 Month+2.750%, 01/25/24	747,841
498,750	Asplundh Tree Expert, LLC, Initial Term Loan, VAR +0.000%, 09/07/27	501,089
1,609	CHANGE HEALTHCARE HOLDINGS, VAR ICE LIBOR USD 1 Month+2.500%, 03/01/24	1,604
952,044	Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien, VAR LIBOR+2.500%, 03/01/24	949,250
398,975	EG Group Limited, Term Loan, 1st Lien, VAR LIBOR+4.000%, 02/07/25	395,436
500,000	Gray Television, Inc., Term C Loan, 1st Lien, VAR LIBOR+2.500%, 11/02/25	497,500
825,854	Nielsen Finance LLC, Cov-Lite, Term Loan B4, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/04/23	824,475

		4,880,576

UTILITIES - 1.5%
218,869	Calpine Corp., Term Loan, VAR +0.000%, 12/16/27	217,720
298,485	Calpine Corp., Term Loan (2019), VAR LIBOR+2.000%, 04/05/26	295,997
298,489	Calpine Corp., Term Loan B-10, VAR LIBOR+2.250%, 08/12/26	294,995

		808,712

	Total US Senior Loans (Cost $45,053,042)	45,314,558

Foreign Domiciled Senior Loans (a) - 6.8%

AUSTRALIA - 0.8%
USD
400,000	Aristocrat Leisure, Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+1.750%, 10/19/24	397,064

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

Foreign Domiciled Senior Loans (a) (continued)

CANADA - 2.3%
USD
792,903	Bausch Health Companies Inc., Term Loan B, 1st Lien, VAR LIBOR+3.000%, 06/02/25	791,048
436,254	Bausch Health Companies Inc., Term Loan, 1st Lien, VAR LIBOR+2.750%, 11/27/25	432,904

		1,223,952

LUXEMBOURG - 0.5%
USD
282,468	SS&C Technologies Holdings, Inc., Term B-4 Loan, 1st Lien, VAR LIBOR+1.750%, 04/16/25	279,555

NETHERLANDS - 0.9%
USD
491,575	Flutter Entertainment plc, USD Term Loan, 1st Lien, VAR LIBOR+3.500%, 07/10/25	493,898

UKRAINE - 0.9%
USD
483,633	Titan Acquisition Ltd., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 03/28/25 (b)	472,945

UNITED KINGDOM - 1.4%
USD
737,209	Misys Limited, Dollar Term Loan, 1st Lien, VAR LIBOR+3.500%, 06/13/24	724,002

	Total Foreign Domiciled Senior Loans (Cost $3,561,045)	3,591,416

Shares

Cash Equivalent - 10.8%

MONEY MARKET FUND (d) - 10.8%
5,718,279	Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.030%	5,718,279

	Total Cash Equivalents (Cost $5,718,279)	5,718,279

Total Investments - 103.3%		54,624,253

(Cost $54,332,366)
Other Assets & Liabilities, Net - (3.3)%		(1,741,362)

Net Assets - 100.0%		52,882,891

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2020, the LIBOR USD 1 Week, LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.096%, 0.144% and 0.238%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy and the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(d)	The rate shown is the 7-day effective yield as of December 31, 2020.

LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
Ltd	— Limited
USD	— United States Dollars
VAR	— Variable Rate

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Computers & Electronics	1.9%
Gaming/Leisure	1.7%
Healthcare	2.3%
Machinery	0.9%

6.8%

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2020 (unaudited)	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $48,614,087)	48,905,974
Cash Equivalent (cost $5,718,279)	5,718,279
Cash	142,902
Receivable for:
Investments sold	4,714,515
Dividends and interest	51,591
Investment adviser reimbursement (Note 4)	25,428

Total assets	59,558,689

Liabilities:
Payable for:
Investments purchased	6,277,161
Expedited settlement facility fees (Note 4)	78,575
Legal fees	52,722
Transfer agent fees	28,974
Trustees’ fees (Note 4)	7,852
Administration fees (Note 4)	3,056
Accrued expenses and other liabilities	227,458

Total liabilities	6,675,798

Net Assets	52,882,891

Net Assets consist of:
Paid-in capital	109,100,676
Total accumulated loss	(56,217,785)

Net Assets	52,882,891

Shares outstanding (unlimited authorization — no par value)	3,300,000
Net asset value, per share (Net assets/shares outstanding)	16.03

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the Six-Month Period Ended December 31, 2020 (Unaudited)	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	1,336,693
Other income	257

Total investment income	1,336,950

Expenses:
Investment advisory fees (Note 4)	171,419
Administration fees (Note 4)	24,761
Trustees’ fees (Note 4)	21,820
Expedited settlement facility (Note 4)	95,334
Legal fees	73,121
Audit fees	40,774
Printing fees	37,026
Pricing fees	29,104
Custodian fees	17,658
Licensing fees	12,824
Registration fees	7,241
Professional fees	3,025
Transfer agent fees	2,666
Other	70,937

Total operating expenses	607,710

Fees and expenses waived by Investment Adviser (Note 4)	(313,187)

Net operating expenses	294,523

Net investment income	1,042,427

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(2,166,430)
Net change in unrealized appreciation on investments	3,883,786

Net realized and unrealized gain on investments	1,717,356

Net increase in net assets resulting from operations	2,759,783

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Six Months Ended December 31, 2020 (unaudited) ($)	Year Ended June 30, 2020 ($)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	1,042,427	8,095,330
Net realized loss on investments	(2,166,430)	(11,729,889)
Net change in unrealized appreciation on investments	3,883,786	1,786,154

Net increase (decrease) in net assets resulting from operations	2,759,783	(1,848,405)

Distributions	(789,367)	(8,215,455)
Return of capital	(192,594)	(253,069)

Total distributions	(981,961)	(8,468,524)

Share Transactions
Creations	109,338,029	824,046,162
Redemptions	(135,240,589)	(999,987,389)

Net decrease from share transactions	(25,902,560)	(175,941,227)

Total decrease in net assets	(24,124,738)	(186,258,156)

Net Assets:
Beginning of period/year	77,007,629	263,265,785

End of period/year	52,882,891	77,007,629

Changes in Shares
Creations	6,800,000	47,900,000
Redemptions	(8,400,000)	(58,000,000)

Net decrease	(1,600,000)	(10,100,000)

Amounts designated as “—“ are $0.

See accompanying Notes to Financial Statements.	9

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each year/period is as follows:

	Six Months Ended December 31, 2020 (unaudited)		For the Years Ended June 30,
			2020	2019	2018	2017		2016

Net Asset Value, Beginning of Period/Year	$15.72		$17.55	$18.10	$18.38	$18.37		$19.19

Income from Investment Operations:

Net investment income(a)	0.22		0.71	0.89	0.83	0.86		0.81

Net realized and unrealized gain (loss)	0.28		(1.85)	(0.55)	(0.27)	0.01		(0.82)

Total from investment operations	0.50		(1.14)	0.34	0.56	0.87		(0.01)

Less Distributions Declared to Shareholders:

From net investment income	(0.19)		(0.67)	(0.89)	(0.83)	(0.86)		(0.81)

From return of capital	—		(0.02)	—	(0.01)	(0.00	)(b)	—

Total distributions declared to shareholders	(0.19)		(0.69)	(0.89)	(0.84)	(0.86)		(0.81)

Net Asset Value, End of Period/Year	$16.03		$15.72	$17.55	$18.10	$18.38		$18.37

Market Price, end of period/year	$15.75		$15.75	$17.54	$18.09	$18.39		$18.38

Total return(c)	3.15	%(d)	(6.69)%	1.94%	3.11%	4.78%		0.02%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of period/year (000s)	$52,883		$77,008	$263,266	$599,254	$562,510		$391,293

Gross operating expenses(e)	1.59	%(f)	1.12%	0.82%	0.73%	0.74%		0.77%

Net investment income	2.73	%(f)	4.13%	4.98%	4.56%	4.62%		4.39%

Portfolio turnover rate	337	%(g)	344%	186%	126%	115%		51%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return is for the period indicated and is not annualized.
(e)	Supplemental expense ratios are shown below.

	Six Months Ended December 31, 2020 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.77%	0.75%	0.61%	0.55%	0.55%	0.55%

Excluded from Expense Cap: Expedited settlement facility and licensing fees	0.25%	0.19%	0.06%	—	—	—

(f)	Annualized.
(g)	Not annualized.

Amounts designated as “—“ are $0.

10	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four portfolios that are currently being offered, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on NASDAQ, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in

Semi-Annual Report	11

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2020, the Fund’s investments consisted mainly of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

12	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the levels of inputs used to value the Fund’s assets as of December 31, 2020 is as follows:

	Total Market Fair Value at 12/31/20	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$45,314,558	$—	$45,314,558	$—
Foreign Domiciled Senior Loans*	3,591,416	—	3,591,416	—
Cash Equivalent*	5,718,279	5,718,279	—	—

Total	$54,624,253	$5,718,279	$48,905,974	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amount designated as “—“ are $0.

For the six-month period ended December 31, 2020, there were no transfers in or out of Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the Statement of Operations from the effects of changes in market prices of those securities, included within the net realized and unrealized gain or loss on investment securities.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments using the effective interest method.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long- Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2020	$8,215,455	$—	$253,069
2019	23,252,153	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2020, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Post October Losses	Other Temporary Differences
Highland/iBoxx Senior Loan ETF	$(44,861,308)	$(3,832,046)	$(9,302,256)	$3

At June 30, 2020 the Fund had capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gain.

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$22,866,001	$21,995,307	$44,861,308

For federal income tax purposes, the cost of securities owned at June 30, 2020, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at December 31, 2020, based on cost of investments, including cash equivalents, for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Highland/iBoxx Senior Loan ETF	$941,974	$(650,088)	$291,886	$54,332,367

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the six-month period ended December 31, 2020, the Fund paid $24,761 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other, transaction costs, acquired fund fees and expenses, dividend expense and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2021, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of December 31, 2020, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended June 30
	2021	2022	2023
Highland/iBoxx Senior Loan ETF	$1,160,499	$713,412	$313,187

During the six-month period ended December 31, 2020, $638,206 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional $10,000. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Funds Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the six-month period ended December 31, 2020, the Fund paid $95,334 to the dealer as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the six-month period ended December 31, 2020, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF +	$—	$—	$3,214,109	$1,766,408

*	The Fund did not have any purchases or sales of U.S. Government Securities for the six-month period ended December 31, 2020.
+	The Fund did not have any in-kind creations/redemptions for the six-month period December 31, 2020.

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Asset Class Risk

Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Commodities Risk

Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk

The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Foreign Securities Risk” to a heightened degree. These heightened risks include:

(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Exchange-Traded Funds Risk

The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Fixed Income Market Risk

Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.

Focused Investment Risk

The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

Foreign Securities Risk

Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

High-Yield Debt Securities Risk

Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

The Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging or developing markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and a Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk

The Investment Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. In the event the license is terminated or the Index

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Interest Rate Risk

Fixed income securities may decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the FCA, the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “LIBOR Transition and Associated Risk” for more information.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

LIBOR Transition and Associated Risk

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the FCA), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. As a result, plans are underway to phase out the use of LIBOR by the end of 2021.

The potential effects of a transition away from LIBOR on the Fund or the financial instruments utilized by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable.

Limited Information Risk

The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk

Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Loan Participation Risk

In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk

Management risk is the risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk

Fund shares will be listed for trading on NASDAQ, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Investment Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Investment Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NASDAQ is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk

As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk

Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests, lines of credit available to a Fund and may lead to losses on your investment in a Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Passive Investment Risk

The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk

High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans; however, due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, the FCA, the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “LIBOR Transition and Associated Risk” for more information.

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Stop Order Risk

During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with a brokerage order, a shareholder may be able to limit the size of the loss resulting from the execution of an ill-timed stop order, although no assurance can be given that inclusion of limit criteria will benefit the shareholder.

Telecommunications Sector Risk.

The Fund may be impacted by risks faced by companies in the telecommunications services industry, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and new services using new technology; and technological innovations that may make various products and services obsolete.

Tracking Error Risk

The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Investment Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Note 8. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s financial statements.

Note 9. Other Affiliate Matters

The Investment Adviser has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. On January 9, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. On October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, the Adviser is no longer under common control or otherwise affiliated with HCMLP. Mr. Dondero continues to be a portfolio manager for the Investment Adviser and the Fund.

On November 13, 2020, HCMLP filed an amended plan of reorganization and disclosure statement with the Court (the “Amended Plan”), which was subsequently approved by the Creditors and confirmed (subject to final order) by the Court. On November 30, 2020, HCMLP provided notice of termination of the Shared Services Agreement with the Investment Adviser, through which HCMLP had provided support services to the Adviser. The Shared Services Agreement was terminated effective February 19, 2021. However, the Investment Adviser expects to be able to continue to provide the required advisory and support services to the Trust through a transfer of personnel, equipment and/or facilities from HCMLP either to the Investment Adviser or to a third-party service provider.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.highlandfunds.com The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.

Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2020 through December 31, 2020, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Semi-Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios	Expenses Paid During Period*

Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,031.50	0.77%	$3.94
Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 184/365 (to reflect the one-half year period).

Approval of Investment Advisory Agreement

The Fund has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose. On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s October 28, 2020 meeting was held telephonically in reliance on the Order.

During a telephonic meeting held on August 13, 2020, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2020 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations. The Board received additional follow up information and presentations from the Investment Adviser at multiple meetings, which the Board took into account in connection with their consideration of the renewal of the Agreement, including at meetings held on September 17-18, 2020, September 23, 2020 and October 13, 2020. The Board also received regular updates on the HCMLP bankruptcy and services being provided under the Shared Services Agreement.

At a meeting held on October 28, 2020, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2020. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including compensation arrangement; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. Throughout the contract renewal process, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-part provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board also received data relating to the Fund’s leverage, discounts and distribution rates as compared to its peer group.

24	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the October 28, 2020 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Funds and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board also met separately without representatives of the Investment Adviser present. The Independent Trustees were also advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the October 28, 2020 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board considered the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Investment Adviser’s preparation with respect to the COVID-19 pandemic, ongoing reporting modernization efforts, and compliance with Rule 6c-11.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided under the Shared Services Agreements, were also considered. The Board also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Funds’ service providers. The Board also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided under the Shared Services Agreements. The Board noted that the level and quality of services to the Funds by the Investment

Semi-Annual Report	25

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2020	Highland/iBoxx Senior Loan ETF

Adviser and its affiliates had not been materially impacted by the Highland Capital Management L.P. (“HCMLP”) bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services currently being provided by HCMLP pursuant to the Shared Services Agreement, would continue to be provided to the Funds at the same or higher level and quality.

The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Funds.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board took note of FUSE’s explanatory note that the peer group and universe consist of bank loan funds with similar pricing characteristics, and includes both passive and active strategies, and that the universe excludes outliers. The Board then considered that the Fund had underperformed its benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, and its peer group median for the one-, three- and five-year periods ended June 30, 2020. The Board also took into account management’s discussion of the Fund’s performance, including the impact of current market conditions on the Fund’s performance, the peer group in which it was placed, as well as of the and historical tracking errors, and potential actions to be taken with respect to the Fund.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Investment Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its

26	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2020	Highland/iBoxx Senior Loan ETF

services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

Among other data, the Board of Trustees considered that the Fund’s total net expenses and advisory fee were lower than those of its peer group median. The Board also took into account management’s discussion of the Fund’s expenses

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure.

The Board also noted that the Fund’s contractual advisory fee is in line with its peer universe at all asset levels. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Semi-Annual Report	27

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757.

28	Semi-Annual Report

240 Greenwich Street

New York, NY 10286

Highland/iBoxx Senior Loan ETF	Semi-Annual Report December 31, 2020

www.highlandfunds.com	HFI-SA-001-0900

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Highland Fund I’s (the “Registrant”) Board of Trustees.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b)  under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By	/s/ Brian Mitts
Brian Mitts
Assistant Treasurer, Principal Financial Officer, and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer and Principal Accounting Officer

Date: March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer and Principal Accounting Officer

Date: March 11, 2021